SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant                [ X ]
Filed by Party other than the Registrant          [     ]

Check the appropriate box:
[     ]    Preliminary Proxy Statement
[     ]    Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ X   ]    Definitive Proxy Statement
[     ]    Definitive Additional Materials
[     ]    Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

       FIRST INDIANA CORPORATION
(Name of Registrant as Specified in its Charter)

       FIRST INDIANA CORPORATION
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No Fee Required.
[     ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

      1)  Title of each class of securities to which transaction applies:
          ...................................................................
      2)  Aggregate number of securities to which transaction
          applies:
          ..................................................................
      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set
          forth the amount on which the filing fee is calculated
          and state how it was determined):
          ..................................................................
      4)  Proposed maximum aggregate value of transaction:
          ..................................................................
      5)  Total fee paid:
          ..................................................................

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
          .................................................................
      2)  Form, Schedule or Registration Statement No.:
          .................................................................
      3)  Filing Party:
          .................................................................
      4)  Date Filed:
          .................................................................

                   [FIC LETTERHEAD]


                                        March 12, 1998



Dear Shareholder:

   The directors and officers of First Indiana Corporation join me in extending to you a cordial invitation to attend the annual meeting of our shareholders. This meeting will be held on Thursday, April 16, 1998 at 9:00 a.m., in the First Indiana Plaza Conference Center, Ohio and
Pennsylvania Streets, Seventh Floor, Indianapolis, Indiana.

   First Indiana enjoyed record earnings in 1997 as a comprehensive provider of financial services emphasizing local decision-making, customer relationships, and personalized service. To share our success with our shareholders, we recently announced a six-for-five stock dividend, resulting in a twenty percent increase in our cash dividend. At the annual meeting, we will review our achievements in 1997 and share our plans for additional growth.

   The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, please mark, sign, and return the enclosed proxy card to ensure that your votes on the business matters of the meeting will be recorded.

   We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postpaid envelope provided. After returning the proxy, you may, of course, vote in person on all matters brought before the meeting.

   We look forward to seeing you on April 16.

                              Sincerely,

                              /s/Robert H. McKinney

                              Robert H. McKinney,
                              Chairman and Chief
                              Executive Officer

              [IFC BLANK]

      FIRST INDIANA CORPORATION
         INDIANAPOLIS, INDIANA
      NOTICE OF ANNUAL MEETING OF
             SHAREHOLDERS


     The annual meeting of the shareholders of First Indiana
Corporation (the "Corporation") will be held in the First Indiana Plaza Conference Center, 135 North Pennsylvania Street, Seventh Floor,
Indianapolis, Indiana on April 16, 1998, at 9:00 a.m. EST, to consider and take action on the following matters:

     1. The election of three (3) directors of the Corporation;

     2. The approval of an increase in the number of authorized shares of the Corporation's common stock;

     3.   The approval of the Corporation's 1998 Stock
          Incentive Plan;

     4.   The approval of the Corporation's Long-Term
          Management Performance Incentive Plan; and

     5. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on February 17, 1998 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                 By order of the Board of Directors,


                                 /s/David A. Butcher

                                 David A. Butcher
                                 Secretary



Indianapolis, Indiana
March 12, 1998

              [ii BLANK]

             FIRST INDIANA CORPORATION

          First Indiana Plaza
     135 North Pennsylvania Street
     Indianapolis, Indiana  46204




            PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Indiana Corporation (the
"Corporation") of proxies to be voted at the Annual Meeting of
Shareholders to be held on Thursday, April 16,  1998, and at any
adjournment thereof.   The approximate date of mailing this proxy
statement is March 12, 1998. The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

Q:  What am I voting on?
1.   Election of three directors (Robert H. McKinney, Owen B.
     Melton, Jr. and Michael L. Smith)
2. Increase in the number of authorized shares of the Corporation's common stock
3.   Approval of the 1998 Stock Incentive Plan
4.   Approval of the Long-Term Management Performance
     Incentive Plan

Q:  Who is entitled to vote?
     Shareholders as of the close of business on February 17, 1998
(the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 10,591,070 shares of the Corporation's common stock were issued and outstanding.

Q: Can shares I received in the recent six-for-five stock dividend be voted?
     The Corporation recently paid a six-for-five stock dividend to shareholders of record on February 19, 1998. Because the record date for the stock dividend occurred after the Record Date for the Annual Meeting, shares you received in the stock dividend cannot be voted at the Annual Meeting. For that reason, none of the stock ownership and other share information in this Proxy Statement reflects the recent stock dividend.

Q:  How do I vote?
     Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not indicate your voting preferences, we will vote FOR the four proposals on your behalf. You have the right to revoke your proxy any time before the meeting by (1) notifying the Corporation's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

Q:  What does it mean if I get more than one proxy card?
     It means you hold shares registered in more than one account.
Sign and return all proxy cards to ensure that all your shares are voted.


Q:  Who will count the vote?
     Representatives of Harris Trust & Savings Bank will tabulate the votes and act as inspectors of the election.

Q:  What constitutes a quorum?
     A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Annual Meeting.

Q:  How many votes are needed for approval of each item?
     There are different voting requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Consequently, the three nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the three management nominees unless the proxy contains instructions to the contrary. Proxies submitted by brokers that do not indicate a vote for some of the proposals because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on those proposals are called "broker non-votes." Broker non-votes, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes.

     The approvals of the 1998 Stock Incentive Plan and the Long-Term Management Performance Incentive Plan each require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. For these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against the proposals and will not be counted as entitled to vote.

     The amendment to the Articles of Incorporation increasing the number of authorized shares of the Corporation's common stock requires an affirmative vote of a majority of the shares outstanding and entitled to vote as of the Record Date. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Q:  Who can attend the Annual Meeting?
     All shareholders as of the Record Date can attend.

Q:  What percentage of stock do the directors and officers own?
     Together, they own approximately 32.6% of Corporation's common stock as of the Record Date. (See page 3 for details.)

Q:  Who are the largest principal shareholders?
     The Somerset Group, Inc., is the largest single shareholder of the Corporation, owning 2,264,973 shares as of the Record Date. Robert
H. McKinney and Marni McKinney are each officers, directors and, directly or indirectly, substantial shareholders of Somerset. Together, Somerset, Mr. McKinney and Ms. McKinney beneficially own 2,786,635 shares (26.2%) of the Corporation's common stock as of the Record
Date.  (See page 3 for details.)

Q: When are shareholder proposals and nominations for the 1999 meeting due?
     The Corporation's 1999 Annual Meeting is currently scheduled for April 15, 1999. To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be submitted in writing by November 12, 1998 to the Corporation's Secretary, 2800
First Indiana Plaza, 135 N. Pennsylvania Street, Indianapolis, Indiana 46204. In addition, the Corporation's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting must give the Corporation written notice 60 days before the meeting, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Corporation's Secretary.

     STOCK OWNERSHIP BY DIRECTORS, OFFICERS
       AND CERTAIN SHAREHOLDERS


     The following table shows, as of February 17, 1998, the number and percentage of shares of common stock held by each person known to the Corporation who owned beneficially more than five percent of the issued and outstanding common stock of the Corporation and shares held by the Corporation's directors and certain executive officers:


     Beneficial                  Amount and Nature of         Percent
        Owner                    Beneficial Ownership         of Class
     ----------                  --------------------        ---------
H. J. Baker                           51,994  1                  2

Gerald L. Bepko                       22,295  1, 3               2

David L. Gray                         59,886  4                  2

Douglas W. Huemme                     16,498  5                  2

Andrew Jacobs, Jr.                        --                     -

David A. Lindsey                      91,076  6                  2

Marni McKinney                     2,786,636  7                 26.2%

Robert H. McKinney                 2,786,636  7                 26.2%

Owen B. Melton, Jr.                  254,284  8                  2.4%

Phyllis W. Minott                     24,101  1, 3, 9            2

Timothy J. O'Neill                    83,894  10                 2

Michael L. Smith                      34,224  1, 11              2

The Somerset Group, Inc.           2,786,635  7                 26.2%

John W. Wynne                         36,394  1, 12              2

All Executive Officers and
Directors as a Group (15 Persons)  3,506,671  13                32.6%


     1 Includes 18,732 shares as to which the director has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of
          1934 (the "Exchange Act").

     2 The number of shares represents less than one percent of the Corporation's common stock outstanding.

     3    Includes 690 shares held in trust under the First
          Indiana Bank Directors' Stock Purchase Plan (the
          "Directors' Stock Purchase Plan"), and 2,563 shares held in trust under the Stock Purchase Plan.

     4 Includes 957 shares held in trust under the Stock Purchase Plan, 29,059 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, and 1,000 shares owned of record by Mr. Gray's spouse.

     5 Includes 490 shares held in trust under the Stock Purchase Plan, 12,488 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act and 3,521 shares held in trust under the Directors' Deferred Fee Plan.

     6    Includes 1,914 shares held in trust under the Stock
          Purchase Plan and 30,559 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

     7 These shares are beneficially owned by a group consisting of The Somerset Group, Inc. ("Somerset"), Robert H. McKinney and Marni McKinney. Robert H. McKinney owns 483,596 shares of the Corporation, including 3,608 shares held in trust under the Stock Purchase Plan, 53,433 shares of the Corporation as to which Mr. McKinney has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act and 15,000 shares of restricted stock under the Company's 1997-1999 Long-Term
          Incentive Plan. Mr. McKinney, his immediate family, a family limited partnership, and various irrevocable trusts established by Mr. McKinney for the benefit of his children together beneficially own, directly or indirectly, approximately 45% of the outstanding capital stock of Somerset, which owns of record 2,264,973 shares of the Corporation. The total held by the group also includes 38,067 shares of the Corporation owned by Mr. McKinney's daughter, Marni McKinney, including 2,686 shares held in trust under the Stock Purchase Plan, 23,585 shares as to which she has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, 1,006 shares held on her behalf under the Bank's 401(k) Plan and 6,250 shares of restricted stock under the Company's 1997-1999 Long-Term Incentive Plan.
          Mr. McKinney is the Chairman and a director of Somerset; Ms. McKinney is the President and Chief Executive Officer and a director of Somerset; and Mr. McKinney's son, Kevin K. McKinney, is Vice
          President and a director of Somerset.

     8 Includes 51,870 shares as to which Mr. Melton has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, 8,088 shares held in trust under the Stock Purchase Plan, 377 shares held on his behalf under the Bank's 401(k)
          Plan, 89,997 shares owned of record jointly with Mr. Melton's spouse, 51,562 owned of record by Mr. Melton's spouse and 15,000 shares of restricted stock under the Company's 1997-1999 Long-Term
          Incentive Plan.

     9    Includes 3,660 shares held in trust under the Stock
          Purchase Plan, 145 shares held under the Corporation's Dividend Reinvestment and Stock
          Purchase Plan (the "DR Plan"), and 690 shares held under Directors' Stock Purchase Plan.

     10   Includes 1,526 shares held in trust under the Stock
          Purchase Plan and 30,559 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

     11   Includes 2,200 shares held in trust under the Stock
          Purchase Plan.

     12 Includes 1,755 shares held in trust under the Stock Purchase Plan, 599 shares held under the DR Plan, 2,029 shares held under the Directors' Stock Purchase Plan and 6,244 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(l) under the Exchange Act.

     13 The address of The Somerset Group, Inc. is 135 North Pennsylvania Street, Suite 2800, Indianapolis, Indiana 46204. This number includes 2,264,973 shares owned of record by The Somerset Group, Inc. (see note 7), 31,260 shares held in trust under the Stock Purchase Plan, 957 shares held under the DR Plan, 3,409 shares held under the Directors' Stock Purchase Plan, 3,521 shares held under the Deferred Fee Plan, 2,632 shares held under the Bank's 401(k) Plan, and 342,644 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.
__________________________________________

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

     Three directors are to be elected.  Robert H. McKinney, Owen
B. Melton, Jr. and Michael L. Smith have been nominated for a term of three years and until their successors are elected and qualified. All nominees are members of the present Board of Directors and have consented to serve an additional term. The other directors listed in the table below will continue in office until the expiration of their terms. All of the nominees and the other directors listed in the table below are also members of the Board of Directors of First Indiana Bank, a wholly owned subsidiary of the Corporation (the "Bank"). For directors of the Corporation who were directors of the Bank before the Corporation was formed in 1986, the table below lists the year in which the director became a director of the Bank. If, at the time of the annual meeting, any of the nominees is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. On February 19, 1998, Douglas W. Huemme, whose term would have expired at the annual meeting of shareholders in 2000, tendered his resignation from the Board of Directors effective April 15, 1998 because of increased travel responsibilities with Lilly Industries, Inc., of which he is chairman, president and chief executive officer. While the Corporation's Articles of Incorporation give the Board of Directors the authority to fill this vacancy, a replacement has not yet been selected. The Board of Directors thanks Mr. Huemme for his years of dedicated service to the Corporation and the Bank.

The Board of Directors unanimously recommends the election of the following nominees.

  NOMINEES FOR TERMS EXPIRING IN 2001




                   NOMINEES FOR TERMS EXPIRING IN 2001

Name, Age, Principal
Occupation(s) and
Business Experience                                                   Director
During Past 5 Years                                                    Since
------------------------------------------------------------------------------
Robert H. McKinney, Age 72                                              1954
Chairman and Chief Executive Officer of the Corporation and
Chairman of the Bank; Chairman and Director, The Somerset Group,
Inc., an affiliate of the Corporation, financial services; Director of
Lilly Industries, Inc.; retired partner, Bose McKinney & Evans, attorneys; Chairman, Federal Home Loan Bank Board, 1977-1979.

Owen B. Melton, Jr., Age 51                                             1983
President and Chief Operating Officer of the Corporation and
President and Chief Executive Officer of the Bank.

Michael L. Smith, Age 49                                                1985
Chief Operating Officer, American Health Network, Inc.,
a physician group practice; formerly President, Somerset Financial
Services, a division of The Somerset Group, Inc.; also formerly
Chairman, President and Chief Executive Officer, Mayflower Group,
Inc., diversified transportation services; Director of The Somerset
Group, Inc. and Acordia, Inc.



                DIRECTORS WHOSE TERMS EXPIRE IN 2000

Name, Age, Principal
Occupation(s) and
Business Experience                                                   Director
During Past 5 Years                                                    Since
------------------------------------------------------------------------------
Gerald L. Bepko, Age 57                                                 1988
Vice President for Long-Range Planning of Indiana University and
Chancellor, Indiana University-Purdue University at Indianapolis;
previously Dean and Professor of Law, Indiana University School of
Law, Indianapolis.

Andrew Jacobs, Jr., Age 66                                              1997
Adjunct Professor, Indiana University-Purdue University at
Indianapolis; Attorney; Retired Member, United States Congress.

John W. Wynne, Age 65                                                   1991
Chairman of the Board and Director of Duke Realty Investments, Inc.,
a real estate investment trust; partner, Duke Associates, real estate development; retired as counsel (previously partner), Bose
McKinney & Evans, attorneys.


                   DIRECTORS WHOSE TERMS EXPIRE IN 1999



Name, Age, Principal
Occupation(s) and
Business Experience                                                  Director
During Past 5 Years                                                   Since
----------------------------------------------------------------------------
H. J. Baker, Age 70                                                     1966
Chairman Emeritus, BMW Constructors, Inc., industrial mechanical contractors; Director of The Somerset Group, Inc. and Lilly
Industries, Inc.

Marni McKinney, Age 41                                                  1992
Vice Chairman of the Corporation and the Bank; Director, President,
and Chief Executive Officer, The Somerset Group, Inc., an affiliate of the Corporation, financial services; previously Executive Vice
President of The Somerset Group, Inc., and Vice President of the
Corporation and the Bank.

Phyllis W. Minott, Age 59                                               1976
Chairman and Chief Executive Officer, Minott Motion Pictures, Inc.,
commercial movie production; previously General Auditor, Eli Lilly
& Company, a pharmaceutical company; Controller, Accounting and
Chief Accounting Officer, Eli Lilly & Company.

_____________________________________________________________________

     During 1997, the Boards of Directors of the Corporation and the Bank each met 12 times. All directors attended in excess of 75% of the aggregate of the total number of meetings of the Boards of Directors of the Corporation and the Bank (considered separately) and the total number of meetings held by all Corporation and Bank committees
(considered separately) on which he or she served.

Certain Committees of the Boards of Directors of the Corporation and the Bank

     Among other committees, the Boards of Directors of the Corporation has an Audit Committee and a Compensation Committee.

     Audit Committee. The Audit Committee evaluates audit performance, handles relations with the Corporation's independent auditors, and evaluates policies and procedures related to internal audit functions and controls. The members of the Corporation's Audit
Committee in 1997 were Phyllis W. Minott (Chairperson), Douglas W. Huemme, and John W. Wynne. The Audit Committee met four times during 1997.

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of directors, officers, and employees of the Corporation and the Bank, administers and grants options and other stock awards under the Corporation's stock option plans, and administers the Bank's Employees' Stock Purchase Plan. The
Corporation used to have a separate Stock Administration Committee to administer stock-based compensation. However, the Stock
Administration Committee was dissolved and its duties were formally transferred to the Compensation Committee in January of 1998. The members of the Compensation Committee during 1997 were H. J. Baker (Chairman), Gerald L. Bepko, and Phyllis W. Minott. The Committee met four times during 1997.


Compensation of Directors

     Directors of the Corporation and the Bank, other than Robert
H. McKinney, Marni McKinney and Owen B. Melton, Jr., received in
1997 a quarterly retainer of $2,150, plus $600 per meeting of the Board of Directors attended and an additional $600 per committee meeting attended.

     Under the First Indiana 1992 Director Stock Option Plan, the Corporation reserved approximately 182,300 shares of its common stock for issuance upon the exercise of options to be granted under the plan. The plan provides for the issuance of non-qualified options to purchase 3,122 shares to each outside director of the Corporation on the date of each annual meeting of shareholders. The Corporation granted 3,122 shares to each outside director on April 16, 1997, in accordance with the plan. No option is exercisable during the period of one year following the date of grant, and options granted under the plan must specify an exercise price of not less than 100% of the market price of the shares at the date of grant.

     Under the Directors' Deferred Fee Plan, directors of the
Corporation may elect to defer all or any portion of the fees paid for attendance at a Board of Directors' or committee meeting. The deferred fees are then contributed to a trust which buys stock with such fees or invests such fees in an interest-bearing account. Directors are not eligible to receive shares or cash held under the plan until they cease to be a director, officer, or employee of the Corporation. Amounts deferred are not taxable to the director until the trust distributes the cash or stock to the director. In the event of a change in control of the Corporation, amounts held under the plan are payable immediately in one lump sum.

     Directors may also elect to contribute part of their fees to the Bank's Employees' Stock Purchase Plan. As with other participants, the Bank matches a certain portion of such contributions and purchases the Corporation's common stock on the open market at the prevailing market price. The material features of the Stock Purchase Plan are described under the heading "EXECUTIVE COMPENSATION."

Certain Transactions

     The Bank offers its directors, officers, and employees a loan plan involving variable-rate mortgages, lines of credit, home equity loans, credit cards, and various installment loans with a lower interest rate (not below the Bank's cost of funds) and waiver of loan origination fees, and fixed-rate mortgage loans with waiver of loan origination fees only. Except as described above, all outstanding loans to directors, officers, and employees have been made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.
Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     In 1996, the Bank sold its insurance and non-FDIC-insured investment business to The Somerset Group, Inc. At the same time, the two companies entered into a multi-year operating agreement under which Somerset provides insurance and non-FDIC-insured investment products and services to the Bank's customers and pays the Bank a commission on such sales. During the year ended December 31, 1997, Somerset paid to the Bank $219,424 in accordance with the terms of the purchase agreement and the operating agreement. Robert H. McKinney and Marni McKinney are officers, directors and substantial shareholders of Somerset, and H. J. Baker, Douglas Huemme and Michael Smith are directors of Somerset. The sale transaction, as well as the operating agreement, was approved by the Office of Thrift Supervision and by a joint committee of the Board of Directors of the Bank and the Corporation that consisted solely of directors who were not employees, officers, directors, or significant shareholders of Somerset. This independent committee determined that the transaction was in the best interests of the Bank and the Corporation, and negotiated the transaction with a committee of the Board of Directors of Somerset that consisted of Somerset directors who were not employees, officers, directors or substantial shareholders of the Bank or the Corporation. Prior to the consummation of the transaction, the joint committee of the Corporation and the Bank received an opinion from an independent appraiser that the transaction was fair to the shareholders of the Bank and the Corporation.


        EXECUTIVE COMPENSATION

     The following Report of the Compensation
     Committee, as well as the following
     Performance Graph, shall not be deemed
     incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Corporation's filings under the Securities
     Act of 1933, as amended, or the Securities
     Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Compensation Committee

     Policy and Performance Measures

     In determining the compensation of executive officers, the Compensation Committee strives to maintain an appropriate balance between executive pay and the creation of shareholder value. Executive compensation must attract and retain well-qualified officers while at the same time motivating them to achieve the short-term and long-term strategic goals of the Corporation. To achieve this balance, executive officers receive a competitive base salary and also have the opportunity to earn bonuses tied to the Corporation's overall performance.

     The Compensation Committee based the 1997 annual salaries of the Corporation's executive officers on the results of surveys compiled by an independent consultant. The compensation consultant began with an analysis of the compensation of the executive officers of two groups of financial institutions with assets of up to $2.3 billion. The consultant derived the median salary of the executive officers of the institutions contained in each of the two surveys and then calculated an average
(mean) salary. The Compensation Committee relied on this calculation of average salaries in setting the salaries of the Corporation's executive officers.

     In order to more directly tie executive compensation to the Corporation's overall performance, the Compensation Committee also administers short-term and long-term bonus plans. These plans are designed to increase the total compensation of the Corporation's executive officers, but only if the Corporation's performance merits such increases. The Compensation Committee is guided by the principle that when certain corporate goals are achieved, the compensation of the executive officers who contributed to the Corporation's success should increase accordingly.

     The 1997 One-Year Management Incentive Plan (the
"Short-Term Plan") provided for a bonus pool in an amount equal to between 10% and 50% of the participants' aggregate annual salaries, with bonuses to be awarded based upon both overall corporate performance and individual contributions to the Corporation. In the case of each of the executive officers named in the Summary Compensation Table, at least 50% of the amount contributed on behalf of such executive officer to the bonus pool was allocated to overall corporate performance. The corporate performance component of the bonuses was paid based on the Corporation's after-tax return on average equity for 1997. The individual performance component of the bonuses depended on the extent to which each participant achieved certain individual or division goals and contributed to the Corporation's overall performance, and whether or not the corporate performance targets were met.
Corporate and individual bonuses were paid at a 36% level of the participants potential bonus under the Short-Term Plan because the Corporation's performance in 1997 called for such a payout in accordance with the payout formulas pre-established under the Short-Term Plan.

     Under the Long-Term Management Performance Incentive Plan
(the "Long-Term Plan"), subject to its approval by Shareholders, additional performance-based compensation will be awarded at the end of fiscal year 1999 if certain performance targets are achieved. For further information about the Long-Term Plan, see the discussion under heading "Proposal No. 4: Approval of the Long-Term Management Performance Incentive Plan."

     The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Accordingly, the Bank has adopted management stock ownership objectives to be attained by the end of the year 2000. By the end of that year, each officer and director of the Bank must own Corporation stock with a market value equal to a specified multiple of such officer's or director's compensation. These multiples range from one times base compensation for vice presidents to three times base compensation for senior vice presidents, and five times base compensation for the Bank's Chairman, Vice
Chairman and President, as well as for the Bank's Board of Directors.
The Board of Directors believes that these stock ownership requirements will further align the interests of the Bank's management with the objectives of the Corporation's shareholders. Accordingly, each recipient of a bonus under the Long-Term Plan who does not meet the stock ownership requirements will be required to take at least one-third of his or her bonus in stock.

     Additionally, the Compensation Committee typically considers granting stock options to various executive officers, including the executive officers named in the Summary Compensation Table, every two years. As stock options were awarded in 1996, no awards were made in 1997. Any compensation derived from the stock options will be directly related to the performance of the Corporation's stock.

     To further encourage Bank officers and employees, as well as directors, to acquire ownership of the Corporation, such persons are eligible to contribute a portion of their earnings to the Bank's
Employees' Stock Purchase Plan after completing six months of service.
Such contributions are used to purchase the Corporation's stock each month at the then prevailing market price. If the Corporation attains a specified after-tax return on average equity for a calendar year (as determined by the Compensation Committee), the Bank will match participant contributions during the subsequent Plan Year (as defined in the Plan) at a ratio of one to three. If such after-tax returns are not achieved for a calendar year, participant contributions during the subsequent Plan Year will be matched at a ratio of one to four. Because the Corporation achieved the performance objectives specified in the Stock Purchase Plan for the year ended December 31, 1996, participant contributions for the Plan Year beginning April 1, 1997 were matched at a ratio of one to three. The Corporation also achieved the performance objectives specified in the Stock Purchase Plan for the year ended
December 31, 1997, and participant contributions for the Plan Year beginning April 1, 1998 will continue to be matched at a ratio of one to three. Contributions by the Bank to the accounts of the executive officers named in the Summary Compensation Table during the calendar year ended December 31, 1997 are set forth in the column titled "All Other Compensation."

     In 1993, the Internal Revenue Code of 1986 (the "Code") was amended to generally limit to $1 million the amount of compensation
(other than qualified performance-based compensation) that may be deducted by the Corporation in any year with respect to certain of the Corporation's executive officers. While annual salaries and cash bonuses of the Corporation's executive officers have historically been structured so that such compensation will be deductible, the Compensation Committee recognizes that certain executive officers may receive compensation which cannot be deducted in full by the Corporation. Because these situations are most likely to arise as a result of the vesting of restricted stock under the Long-Term Plan, the Compensation Committee has attempted to structure the Long-Term
Plan, to the extent possible within the Corporation's compensation philosophy, so that compensation under the Plan will be performance-based and will not count against the $1 million limit under the Code.

     CEO Performance

     Mr. McKinney serves as the chief executive officer of the Corporation, and Mr. Melton serves as the chief executive officer of the Corporation's principal operating unit, the Bank. While Mr. McKinney devotes a major portion of his time to the operations of the Corporation and the Bank, Mr. Melton devotes all of his time to those operations.

     Like the salaries of the Corporation's other executive officers, Mr. Melton's and Mr. McKinney's salaries are also derived from the data compiled by the independent consultant. Since these two individuals have the greatest impact on the Corporation's long-term performance, their salaries are determined based on their achievement of certain goals relating to the Corporation's performance during the prior year, such as return on equity, return on assets, credit quality, and management of operating expenses. Because Mr. Melton is the chief executive officer of the Corporation's sole operating unit and responsible for its day-to-day activities, the Compensation Committee gives special weight to Mr. Melton's achievement of these objectives when determining his salary for the coming year. In addition, the Compensation Committee meets separately with Mr. McKinney for his candid evaluation of Mr. Melton's performance during the preceding year and his achievement of the objectives described above. The Corporation's attainment of the 1996 performance goals resulted in an increase in both Mr. McKinney's and Mr. Melton's salaries for 1997.

     Along with the Corporation's other executive officers, Mr.
McKinney and Mr. Melton participate in the Short-Term Plan and the Long-Term Plan. However, under the Short-Term Plan, 60% of the amount contributed to the bonus pool on behalf of Mr. McKinney and Mr. Melton was allocated to the overall corporate performance component, rather than the 50% contribution used for the remaining executive officers named in the Summary Compensation Table. The Compensation Committee believes that such modifications emphasize
Mr. McKinney's and Mr. Melton's leadership roles and encourage them to manage the Corporation with the shareholders' long-term interests in mind. Additionally, under the Long-Term Plan, Mr. McKinney and Mr.
Melton received in 1997 a grant of restricted stock in lieu of their participation in the bonus pool. The stock will be freed from the restrictions at the end of 1999 if the Corporation attains the performance objectives established under the Long-Term Plan and the Long-Term
Plan is approved by the shareholders. Further, if the stock is freed from the restrictions, the Corporation will pay to Mr. McKinney and Mr.
Melton an amount equal to the tax liability they incur as a result of such vesting. The Compensation Committee believes that such tax payments are appropriate given the nature of the stock awards, which require Mr. McKinney and Mr. Melton to assume for three years the risk of a decline in the market value of the Corporation's stock, and given that such tax payments are only made when the Corporation meets the performance targets established under the Long-Term Plan.

       Compensation Committee
        H. J. Baker, Chairman
        Gerald L. Bepko
        Phyllis W. Minott

                  Performance Graph

     The following line graph compares the cumulative total shareholder return on the common stock of the Corporation over the last five fiscal years with the cumulative total return of the NASDAQ Stock Market Index and the cumulative total return of the NASDAQ Bank
Index over the same period.


               First Indiana     Nasdaq Stock     Nasdaq Bank
Period            Corp.            Market           Index
------         -------------     ------------     -----------

Dec-92             $100              $100            $100

Jun-93             $136              $104            $107

Dec-93             $136              $115            $114

Jun-94             $135              $105            $122

Dec-94             $135              $112            $114

Jun-95             $176              $140            $137

Dec-95             $234              $159            $169

Jun-96             $269              $180            $179

Dec-96             $370              $195            $223

Jun-97             $330              $218            $279

Dec-97             $452              $240            $377

* Assumes that the value of the investment in the Corporation's stock and each index was $100 on December 31, 1992 and that all dividends were reinvested.



Summary

   The following table sets forth the compensation awarded to, earned by, or paid to the chief executive officer and the four most highly compensated executive officers other than the chief executive officer (collectively, the "Named Executive Officers") during the last three fiscal years.

                                                    Summary Compensation Table

                                                                               Long-Term Compensation
                                                                               ----------------------
                                        Annual Compensation                 Awards (1)            Payouts
                                     ----------------------------    ------------------------     -------
Name and                                                              Restricted   Securities
Principal                                             Other Annual   Stock Awards  Underlying                   All Other
Position                     Year    Salary   Bonus   Compensation                 Options (#)  LTIP Payouts   Compensation
---------------------------------------------------------------------------------------------------------------------------

Robert H. McKinney           1997   $210,000 $ 37,800   $  --         $357,000 (2)      --         $  --        $6,404(3)
Chairman and Chief           1996    200,000     --      395,910          --          15,000          --         6,055
Executive Officer            1995    190,000   95,000      --             --            --            --         3,319
of the Corporation;
Chairman of the Bank
--------------------------------------------------------------------------------------------------------------------------
Owen B. Melton, Jr.          1997    280,000   50,400      --          357,000 (2)      --            --         4,550 (4)
President and Chief          1996    265,000     --      398,818          --          15,000          --         3,905
Operating Officer of         1995    248,000  126,157      --             --            --            --         1,350
the Corporation;
President and Chief
Executive Officer of
the Bank
--------------------------------------------------------------------------------------------------------------------------
David L. Gray                1997   152,500    25,940      --             --            --            --         9,065 (5)
Vice President and           1996   145,000      --        --             --           7,500       69,167        8,131
Treasurer of the Corpor-     1995   138,000    65,000      --             --            --            --         4,540
ation; Senior Vice
President-Internal
Support Services Group,
and Chief Financial Officer
of the Bank
--------------------------------------------------------------------------------------------------------------------------
Timothy J. O'Neill           1997   145,500    19,528      --             --            --            --          7,561 (6)
Senior Vice President        1996   140,000      --        --             --           7,500       68,667         6,394
Correspondent Banking        1995   137,000    63,705      --             --            --            --          3,459
Services Group of the Bank
--------------------------------------------------------------------------------------------------------------------------
David A. Lindsey             1997   140,000    23,349      --             --            --            --          8,309 (7)
Senior Vice President-       1996   132,000      --        --             --           7,500       60,417         7,424
Consumer Finance Group       1995   120,000    60,850      --             --            --            --          4,142
of the Bank
--------------------------------------------------------------------------------------------------------------------------

1 Adjusted for all stock splits through December 31, 1997.

2 Represents the market value on the date of grant of 15,000 shares of restricted stock granted to each of Mr. McKinney and Mr. Melton under the Long-Term Plan. The restricted stock (i) had a market value of $453,750 on December 31, 1997, (ii) will vest on December 31, 1999 if the Corporation attains the performance targets described in the Joint Report of the Compensation Committee and the Stock
  Administration Committee, and (iii) earns dividends while restricted.

3 Consists of a $4,261 contribution by the Bank to the Stock Purchase Plan, and a $2,143 contribution by the Bank to Mr. McKinney's account in the Bank's 401(k)
  Plan.

4 Consists of a $1,733 contribution by the Bank to the Stock Purchase Plan, and a $2,817 contribution by the Bank to Mr. Melton's account in the Bank's 401(k)
  Plan.

5 Consists of a $5,083 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,618 for term life insurance premiums, and a $2,364 contribution by the Bank to Mr. Gray's account in the Bank's 401(k) Plan.

6 Consists of a $3,760 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,562 for term life insurance premiums, and a $2,239 contribution by the Bank to Mr. O'Neill's account in the Bank's 401(k) Plan.


7 Consists of a $4,666 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,473 for term life insurance premiums, and a $2,170 contribution by the Bank to Mr. Lindsey's account in the Bank's 401(k) Plan.


Stock Options

     The following table sets forth on an aggregate basis each exercise of stock options during fiscal year 1997 by each of the Named Executive Officers and the 1997 year-end value of the unexercised options of each such executive officer.



                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND
                       FISCAL YEAR-END OPTION VALUES

                                                    Number of Securities Underlying       Value of Unexercised
                                                     Unexercised Options at FY-End        In-the-Money Options
                                                                                               at FY-End
                                                     -------------------------------   ---------------------------
                       Shares
                       Acquired on
Name                   Exercise (#)    Value Realized   Exercisable  Unexercisable     Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------
Robert H. McKinney       46,872          $660,192         53,433           --          $1,083,026          $  --
Owen B. Melton, Jr.      18,750           235,969         51,870           --           1,042,747             --
David L. Gray            18,750           355,500         29,059           --             601,883             --
Timothy J. O'Neill        --                 --           30,559           --             634,328             --
David A. Lindsey         16,500           299,640         30,559           --             634,328             --



Pension Plans

     The following table sets forth, in specified compensation and years of service classifications, the estimated annual benefits payable upon retirement at age 65 under the Bank's non-contributory, qualified defined benefit pension plan (the "Qualified Plan"), as supplemented by the supplemental benefit plan adopted by the Bank on January 17, 1992 (the "Supplemental Plan") (the Qualified Plan and the Supplemental
Plan are collectively referred to as the "Plans"). While the table shows the annual benefit payable, participants may elect to receive the present value of the entire benefit in one lump sum.

                             PENSION PLAN TABLE 1


Covered         10 Years' Benefit  20 Years' Benefit  30 Years' Benefit  40 Years' Benefit
Compensation         Service            Service            Service            Service
------------------------------------------------------------------------------------------

 $100,000         $ 18,900          $ 37,700            $ 56,600             $  76,000
  120,000           22,900            45,700              68,600                92,000
  140,000           26,900            53,700              80,600               108,000
  160,000           30,900            61,700              92,600               124,000
  180,000           34,900            69,700             104,600               140,000
  200,000           38,900            77,700             116,600               156,000
  220,000           42,900            85,700             128,600               172,000
  240,000           46,900            93,700             140,600               188,000
  260,000           50,900           101,700             152,600               204,000
  280,000           54,900           109,700             164,600               220,000
  300,000           58,900           117,700             176,600               236,000
  320,000           62,900           126,700             188,600               252,000
  340,000           66,900           133,700             200,600               268,000
  360,000           70,900           141,700             212,600               284,000
  380,000           74,900           149,700             224,600               300,000
  400,000           78,900           157,700             236,600               316,000
  500,000           98,900           197,700             296,600               396,000
  600,000          118,900           237,700             356,600               476,000
  700,000          138,900           277,700             416,600               556,000
  800,000          158,900           317,700             476,600               636,000
------------------------------------------------------------------------------------------


1 Amounts shown are based on an assumed Social Security integration base of $22,716 and are not subject to any deduction for Social Security or other offset amounts.


     The annual retirement benefit displayed in the Pension Plan
Table is the product of (i) the participant's number of years of credited benefit service, multiplied by (ii) the sum of 1.5% of that portion of the participant's covered compensation that does not exceed the Social Security integration base for the participant plus 2% of the participant's covered compensation that exceeds such integration base. Compensation covered by the Plans is the sum of the average of a participant's annualized rate of base salary (as reported in the Salary column of the Summary Compensation Table) for the five consecutive years of employment which produce the highest such average, plus the annual average of all bonuses (including both the Bonus and the LTIP Payouts columns as reported in the Summary Compensation Table, and the market value on the date of vesting of any restricted stock awards made pursuant to the Long-Term Plan) paid to the participant for the three years preceding the participant's retirement.

     As of January 1, 1998, the number of years of credited benefit service and the compensation covered by the Plans (based on average annual salaries for 1993-1997 and average annual bonuses for 1995-1997) for each of the Named Executive Officers were as follows:
Robert H. McKinney, 45 years - $409,467; Owen B. Melton, Jr., 19 years - $485,252; David L. Gray, 16 years - $192,069; Timothy J. O'Neill, 27 years - $187,993; David A. Lindsey, 15 years - $169,250.

Employment Agreements and Other Arrangements

     Special retirement benefits are provided under the Supplemental Plan to Mr. McKinney. His normal retirement benefit under the Supplemental Plan is payable for life and 15 years certain. The monthly amount of his normal benefit is the higher of two calculated amounts. The first is his monthly retirement benefit that would be payable to him under the Supplemental Plan if such benefit were determined in the normal way and were payable for life only. The second is a monthly retirement benefit equal to the excess of (i) 80% of his adjusted monthly compensation over (ii) the sum of (a) his monthly retirement benefit under the Qualified Plan (determined as though such benefit were payable in the form of a straight-life annuity) plus (b) his primary Social Security benefit payable at age 65. For purposes of the foregoing, Mr. McKinney's adjusted monthly compensation is one-twelfth of the sum of (i) his highest annual rate of salary from the Corporation plus (ii) the greater of (a) 37.5% of his highest annual rate of salary from the Corporation or (b) the annual average of all bonuses paid to him by the Corporation for the three years next preceding his retirement. In the last fiscal year, Mr. McKinney received $101,169 in payments under the Qualified Plan.

     Special death benefits are provided under the Supplemental
Plan to Mr. McKinney and Mr. Melton. The death benefit provided to Mr. McKinney equals three times his highest annual rate of salary, grossed up for income taxes at the highest applicable marginal rate in effect at the time of his death, and is payable whether he dies before or after separation from service and without regard to when he separates from service.
The death benefit provided to Mr. Melton equals three times his highest annual rate of salary, grossed up for income taxes at the highest applicable marginal rate in effect at the time of his death and is payable whether he dies before or after separation from service and without regard to when he separates from service.

  The Board of Directors unanimously recommends that shareholders vote in favor of this Proposal.


       PROPOSAL NO. 2: AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK
                            TO 33,000,000

     The Board of Directors of the Corporation has proposed an increase in the number of authorized shares of the Corporation's common stock to 33,000,000 shares from 16,000,000 shares. The proposed increase would result in 35,000,000 total authorized shares of Corporation stock, consisting solely of 33,000,000 shares of common stock, without par value and 2,000,000 shares of preferred stock, without par value.

     The terms of the additional authorized shares will be the same as those that apply to the Corporation's currently authorized common stock. There are 10,591,070 shares of common stock outstanding as of the date of this Proxy Statement. During the last seven years, the Corporation has declared six stock dividends (including the six-for-five share dividend that was recently announced), resulting in a 275% increase in the number of shares of common stock outstanding. The increase in the authorized number of shares of common stock will provide flexibility for corporate planning and result in shares being available for future stock dividends or splits, as well as future equity financing through issuances to the general public, future acquisitions (such as mergers), and for other corporate purposes for which the issuance of common stock may be advisable. The Corporation has no current plans to undertake any of these issuances, but the Board of Directors believes it is appropriate to provide the Corporation with this flexibility at this time.

     As stated above, the Corporation has no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any additional shares of common stock which would be authorized by the proposed amendment. However, the increased authorized shares could also be used to make a takeover attempt more difficult such as by using the shares to make a counter-offer for the shares of the bidder or by selling shares to dilute the voting power of the bidder. The additional shares could also be used, in part, to effectuate the Shareholder Rights Plan adopted by the Corporation on November
14, 1997. As of this date, the Board is unaware of any effort to accumulate the Corporation's shares or to obtain control of the Corporation by means of a merger, tender offer, solicitation in opposition to management or otherwise.

     The current Articles of Incorporation contain other provisions that may be viewed as having possible anti-takeover effects. Under these provisions the Corporation's Board of Directors is divided into three classes, with approximately one-third of the members of the Board nominated for election each year. Thus, two Annual Meetings are necessary for a majority shareholder to replace a majority of incumbent directors. In addition, directors may be removed only for cause and only upon the affirmative vote of either the holders of two-thirds of the outstanding voting stock of the Corporation or two-thirds of the entire
Board of Directors. The current Articles of Incorporation further provide that, in certain situations, the affirmative vote of the holders of two-thirds of the Corporation's outstanding voting stock is required to approve certain business transactions (such as mergers or sales of assets) involving another entity that beneficially owns 10% or more of the voting stock of the Corporation. The current Articles of Incorporation also provide that the Board, when evaluating such transactions, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to all relevant factors including the social and economic effects on employees, customers, suppliers, and other constituents of the Corporation and on the communities in which the Corporation operates or is located. As a result of the adoption of the Shareholder Rights Plan, the current Articles of Incorporation also contain provisions for the issuance of Series A Junior Participating Preferred Stock which could have a deterrent effect against the takeover of the Corporation.

     The Corporation is not proposing any increase in the number of shares of authorized preferred stock of which 2,000,000 shares are authorized but have not been issued. A total of 1,000,000 shares of the preferred stock have been designated as Series A Junior Participating Preferred Stock and reserved for issuance pursuant to the Shareholder
Rights Plan. The Board (subject to applicable law or rules of regulatory agencies and requirements of national securities markets) has the power to issue the existing preferred stock without further shareholder approval, and with such rights as the Board deems advisable, including conversion rights, redemption rights, voting rights, and liquidation rights. The preferred stock could be issued to deter a takeover by establishing the terms of the preferred stock so as to make the takeover substantially more expensive. The preferred stock could also be issued with voting rights intended to make acquisition of the Corporation more difficult.

     Shareholders have no preemptive rights with respect to the issuance of additional shares of common stock. Accordingly, any issuance of authorized but unissued shares of common stock (which will not require shareholder approval) could have the effect of diluting the earnings per share and book value per share of currently outstanding shares of common stock. However, the Corporation has no current plans to issue any shares of its common stock in a transaction which is expected to have such a dilutive effect.

  The Board of Directors unanimously recommends that shareholders vote in favor of this Proposal.

PROPOSAL NO. 3:    APPROVAL OF THE 1998 STOCK INCENTIVE  PLAN

     There will be presented to the 1998 Annual Meeting a proposal to approve the First Indiana Corporation 1998 Stock Incentive Plan (the "1998 Plan"). The 1998 Plan was adopted by the Board of Directors on January 22, 1998, subject to shareholder approval. The purpose of the 1998 Plan is to attract and retain qualified persons as employees and members of management to the Corporation so as to maintain and enhance the Corporation's long-term performance.

     The Corporation currently maintains four stock option plans:
the 1989 Stock Option Plan, the 1991 Stock Option and Incentive Plan, the 1992 Directors Stock Option Plan (the "Directors' Plan"), and the
1992 Stock Option Plan. In addition, options are outstanding under a fifth plan, the 1987 Stock and Incentive Plan, which terminated last year. As of February 12, 1998, grants for 610,103 options and 36,250 shares of restricted stock were outstanding under these five plans. This includes grants for 71,950 options that were made on January 22, 1998. If the 1998 Plan is approved, no further grants will be made under the prior plans, except for the Directors' Plan. Grants will continue to be made under the Directors' Plan until its expiration in 2002. As of February 12, 1998, 103,234 options remained available for grants under the Directors' Plan.

General

     The 1998 Plan provides for the issuance of a total of up to 525,000 shares of common stock, which may be authorized and unissued shares, treasury shares or reacquired shares. This is equivalent to slightly less than five percent (5%) of the shares of Common Stock outstanding (excluding treasury stock) as of the Record Date. As of the Record Date, 32,901 shares of common stock remained available for issuance under the three plans that are being replaced by the 1998 Plan. Accordingly, the 525,000 shares authorized under the 1998 Plan represent an increase of 492,099 shares over the number of shares previously authorized by the shareholders.

     Awards under the 1998 Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) dividend equivalent rights,(v) restricted stock,
(vi) restricted stock units and (vii) other stock-based awards. Awards may be made to any director, officer or employee of the Corporation and its subsidiaries, and to such consultants to the Corporation as the Compensation Committee may select.

     Awards with respect to no more than 50,000 shares of common stock may be granted to any one eligible person during any one-year period. In the event of a stock dividend, stock split, recapitalization or the like (including, but not limited to, the recently announced six-for-five stock dividend, the effect of which has not been reflected in the per share numbers set forth in this description of the 1998 Plan), the Compensation Committee will equitably adjust the aggregate number of shares subject to the 1998 Plan, the number of shares subject to each outstanding award, the exercise price of each outstanding option, and any other share-based limits under the 1998
Plan.

     The 1998 Plan will be administered by the Compensation
Committee, composed of not less than two directors, but the Board of Directors may grant awards and assume all of the powers of the Compensation Committee. To the extent required for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all actions relating to awards to persons subject to Section 16 of the Exchange Act will be taken by the Board of Directors unless each person who serves on the Compensation
Committee is a "non-employee director" within the meaning of Rule
16b-3 promulgated under the Exchange Act. To the extent required for compensation realized from awards under the 1998 Plan to be deductible by the Corporation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code"), the members of the Compensation Committee will be "outside directors"within the meaning of Section 162(m) of the Code. The Board of Directors, however, reserves the right to grant awards that might fail to satisfy the requirements for deductibility under Section 162(m) of the Code. The Compensation Committee is authorized to construe, interpret and implement the 1998 Plan, to select the eligible persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Compensation Committee are made in its sole discretion and are conclusive. The Compensation Committee presently consists H.J. Baker, Gerald L. Bepko and Phyllis W. Minott.

Grants Under The 1998 Plan

     Stock Options.  Each stock option granted under the 1998
Plan will be exercisable during the period fixed by the Compensation Committee; however, no incentive stock option will be exercisable more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option purchase price") will be established by the Compensation Committee, provided that the option exercise price of an incentive stock option will not be less than 100% of the fair market value of a share of the common stock on the date of grant. The option exercise price is payable in cash, or by surrender of shares of common stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Compensation Committee may prescribe.

     Stock Appreciation Rights. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1998 Plan. Generally, no stock appreciation right will be exercisable at a time when any option to which it relates is not exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and to receive from the Corporation an amount equal to the aggregate appreciation (over the exercise price of such right, or over the option exercise price if the stock appreciation right is granted in connection with an option) in the shares of common stock in respect of which such stock appreciation right is being exercised. Payment due upon exercise of a stock appreciation right may be in cash, in common stock, or partly in each, as determined by the Compensation Committee in its discretion.

     Dividend Equivalent Rights. The Compensation Committee may include in any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of common stock covered by such award if the such shares were then outstanding. The Compensation Committee will determine whether such payments may be made in cash, in shares of common stock or in another form, whether they will be conditioned upon the exercise of the award to which they relate, and such other terms and conditions as the Compensation Committee deems appropriate.

     Restricted Stock. The Compensation Committee may grant restricted shares of common stock to such eligible persons, in such amounts, and subject to such terms and conditions (which may depend upon or be related to performance goals and other conditions) as the Compensation Committee determines in its discretion. Certificates for the shares of common stock covered by a restricted stock award will remain in the possession of the Corporation until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a shareholder with respect to the restricted stock.

     Restricted Stock Units. The Compensation Committee may grant restricted stock units to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee determines in its discretion. At the time of grant, the Compensation Committee will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable. On the maturity date, the grantee will be entitled to one unrestricted, fully transferable share of common stock for each restricted stock unit scheduled to be paid out on such date. The purchase price, if any, to be paid by the grantee for such shares of common stock will be determined by the Compensation
Committee.

     Other Stock-Based Awards. The Board may authorize other types of stock-based awards, which the Compensation Committee may grant to such eligible persons, in such amounts and subject to such terms and conditions as the Compensation Committee determines in its sole discretion.

     Except as otherwise specified in the applicable grant agreement, no award or right granted to any person under the 1998 Plan will be assignable or transferable other than by will or by laws of descent and distribution.

Other Features of the 1998 Plan

     Unless sooner terminated by the Board of Directors, the provisions of the 1998 Plan with respect to the grant of incentive stock options will terminate on January 21, 2008. All awards made under the 1998 Plan prior to its termination will remain in effect until they are satisfied or terminated. The Board of Directors may, without shareholder approval, suspend, discontinue, revise or amend the 1998 Plan at any time or from time to time; provided, however, that shareholder approval will be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law.

     In the event of a Change of Control (as defined in the 1998
Plan), any previously granted option or stock appreciation right will continue in effect or be replaced by an equivalent substituted option or right relating to the stock of the successor entity or its parent. Similarly, any previously granted award of restricted stock will continue in effect or, if there is a successor employer, be replaced with an equivalent award of restricted stock of such successor or its parent. If the grantee's service is terminated by the employer without cause or by the grantee for good reason prior to the close of the employment term provided in any applicable employment agreement, the grantee's options and rights will become and remain exercisable for the remainder of the terms thereof, and the grantee's restricted stock will become and remain fully vested and transferable, notwithstanding such termination.

Right of Recapture

     If at any time within one year after the date on which a grantee exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of a restricted stock unit, or on which income is realized by a grantee in connection with any other stock-based award (each of which events is a "Realization Event"), the grantee is terminated for cause or engages in any activity which is deliberate and which results and is intended to result in demonstrable material harm to the Corporation or any Subsidiary, then any gain realized by the grantee from the Realization Event will be paid by the grantee to the Corporation.

Federal Income Tax Consequences of the 1998 Plan

     The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

     There are generally no Federal tax consequences either to the optionee or the Corporation upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income, and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code.
However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Corporation will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of common stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of the gain to the optionee will be treated as capital gain. Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On the exercise of a non-qualified stock option, the amount by which the fair market value of the common stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Corporation. The disposition of shares of common stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

     The grant of a stock appreciation right, a dividend equivalent right, restricted stock or a restricted stock unit generally will not result in income for the grantee or in a tax deduction for the Corporation.
Upon the settlement of such a right or unit and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of common stock and/or any cash received, and the Corporation will be entitled to a tax deduction in the same amount. With respect to an award of restricted stock the grantee may elect to recognize ordinary income equal to the fair market value of the shares less any amount paid for them at the time of grant, and the Corporation will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of common stock will result in income for the grantee, and a tax deduction for the Corporation, generally equal to the fair market value of such shares less any amount paid for them.

     Limitations on the Corporation's Compensation Deduction.
Section 162(m) of the Code limits the deduction which the Corporation may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although it is contemplated that most awards granted under the 1998 Plan will satisfy the requirements of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, the Compensation Committee has authority to make grants under the 1998 Plan that will not meet the requirements of Section
162(m) of the Code. Accordingly, the deduction attributable to any compensation realized by an affected executive officer may be limited under Section 162(m) of the Code.

     The benefits and amounts that may be received or allocated in the future under the 1998 Plan are not generally determinable because they are within the discretion of the Compensation Committee. To date, no grants have been made under the 1998 Plan.

     Any shareholder may request and receive a copy of the 1998
Plan from the Corporation's Secretary, 2800 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204

  The Board of Directors unanimously recommends that shareholders vote in favor of this Proposal.

PROPOSAL NO. 4:  APPROVAL OF THE LONG-TERM MANAGEMENT
            PERFORMANCE INCENTIVE PLAN

     The Board adopted the Long-Term Management Performance
Incentive Plan (the "Long-Term Plan") on January 23, 1997, subject to shareholder approval at the Annual Meeting. The Long-Term Plan authorizes the Corporation to continue its practice of providing incentive compensation to key executives based on three-year performance periods. The first performance period commenced on January 1, 1997, and will end on December 31, 1999. Subsequent performance periods will begin on January 1, 2000, and January 1 of each third year thereafter subject to the approval by the Compensation Committee . In order for payment of certain incentive awards to be fully deductible by the Corporation for federal income tax purposes, they now must be paid under a plan such as the Long-Term Plan that is approved by the shareholders. The key provisions of the Long-Term Plan are summarized below.

Purposes

     The purposes of the Long-Term Plan are to attract, retain and motivate executives and key employees of the highest caliber and quality by providing them with the opportunity to earn incentive compensation directly linked to the

Corporation's long-term performance. In this respect, the Long-Term Plan supplements the Annual Management Incentive
Plans of the Corporation by encouraging senior executive officers to focus on long-term growth and prosperity and not only on annual target requirements.

Administration

     The Long-Term Plan will be administered by the Compensation Committee, composed of not less than two directors. To the extent required for compensation realized from awards under the Long-Term Plan to be fully deductible by the Corporation pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code"), the members of the Compensation Committee will be "outside directors"within the meaning of Section 162(m) of the Code.
The Board of Directors, however, reserves the right to grant awards that might fail to satisfy the requirements for deductibility under Section 162(m) of the Code. The Compensation Committee's powers include authority, within the limitations set forth in the Long-Term Plan, to construe, interpret and implement the Long-Term Plan, to prescribe, amend and rescind rules and procedures relating to the Long-Term Plan, to select the senior executive officers who will be permitted to participate, to determine the amount of cash or stock which may be earned and the performance goals which must be achieved in order for such amount to be earned, to determine at the end of each performance period whether the performance goals established for that period were achieved and the extent to which the incentive amount for each participant was earned, to determine whether a participant's incentive amount, although earned, should be reduced or eliminated, and to determine whether payment of a participant's incentive amount will be made at the end of the performance period or deferred. The determinations of the Compensation Committee are made in its sole discretion and are conclusive. The Compensation Committee presently consists of H.J. Baker, Gerald L. Bepko and Phyllis W. Minott.

Eligibility

     Participation in the Long-Term Plan is limited to senior executive officers of the Corporation or the Bank. Such officers may participate in the Long-Term Plan either as Group A participants or as Group B participants. An executive cannot participate both as a Group A participant and as a Group B participant for the same performance period.

     The Committee will select participants for the Long-Term
Plan at the start of each three-year performance period. For the 1997-99 performance period, the Committee has designated three Group A participants and five Group B participants. The Group A participants are: Robert H. McKinney, Chairman and CEO of the Corporation and
Chairman of the Bank; Owen B. Melton, Jr., President of the Corporation and President and CEO of the Bank; and Marni McKinney, Vice-Chairman of the Corporation and the Bank. The Group B participants are: David L. Gray, Vice President and Treasurer of the Corporation and Senior Vice President in charge of the Bank's Internal Support Services Group and Chief Financial Officer of the Bank; David A. Lindsey, Senior Vice President in charge of the Bank's Consumer Finance Group;
Merrill E. Matlock, Senior Vice President in charge of the Bank's Commercial and Mortgage Banking Group; Timothy J. O'Neill, Senior
Vice President in charge of the Bank's Correspondent Banking Services Group; and Kenneth L. Turchi, Senior Vice President in charge of the Bank's Retail Banking Group and Marketing and Strategic Planning
Group.

Setting Performance Targets

     The executives selected by the Committee for a performance period will be eligible to earn an incentive amount for that performance period. Payment will be conditioned upon attaining performance targets selected by the Committee from among the following criteria: net income, net income growth rate, return on equity, fair market value of common stock, economic value added, level of non-performing loans, expense management, deposits, loan originations, market share, industry leadership and organizational development.

     At the beginning of each performance period, the Committee will establish the performance targets and specify the relationship between performance targets and the award. The Committee also will determine the maximum award which may be earned by each executive.
In the case of Group B participants, the Committee will determine whether, as part of the award, the participant will receive a tax gross-up right.

     Following the completion of a performance period, the Committee must certify in writing whether the applicable performance targets have been achieved and specify the incentive amounts, if any, payable to executives. The Committee may reduce (but may not increase) the incentive amount payable to take into account additional factors that the Committee deems relevant to assess individual or corporate performance.

Paying Awards

     Awards to Group A participants will be made in the form of restricted stock grants under a stock option plan of the Corporation (the 1991 Plan in the case of awards for the 1997-99 performance period or, subject to its approval by the shareholders, the 1998 Plan in the case of grants for subsequent performance periods). In the event stock gross-up rights are included as part of such awards, payment of a portion of the award will be made in restricted stock and payment of the balance will be made in cash, it being intended that the cash portion will approximate the aggregate amount of federal, state and local income taxes that will be payable by the participant on both the restricted stock and cash portions of the award. Awards to Group B participants will be made in cash or stock, or a combination thereof, at the election of the Committee.

Maximum Award Limits

     The Committee specifies, when making an award to a participant, the maximum incentive amount the participant may earn under the award. The maximum so specified is subject to maximums set out in the Long-Term Plan. In the case of a Group A participant, the maximum allowable incentive amount for any three-year performance period is the sum of (i) such number of such shares of common stock of the Corporation as shall have a value of $1 million at the beginning of such performance period, rounded down to the nearest whole number of shares, plus (ii) a cash amount equal to the federal, state and local income taxes for which the participant may be liable, assuming taxation at the highest marginal rate, both with respect to the stock and with respect to such cash amount. In the case of a Group B participant, the maximum allowable incentive amount for any three-year performance period is the lesser of $250,000 or 100% of the participant's annual salary in effect at the beginning of the performance period.

Termination of Employment

     If an executive's employment terminates during a performance period by reason of death, disability or retirement (or with the approval of the Committee), and if the performance goals for such period ultimately are met, the executive will receive a pro rata payment based upon the amount of time the executive was employed during the performance period. If an executive's employment terminates during a performance period for any other reason, the executive will not be entitled to an award. However, in certain events involving a Change of Control, an executive may receive a pro rata payment, or in some cases full payment, of his or her incentive amount, notwithstanding termination or his or her employment.

Amendment and Termination

     The Board or the Committee may amend or terminate the Long-Term Plan at any time. However, no action will be effective without shareholder approval to the extent necessary to continue to qualify the amounts payable to covered employees as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Term

     The Long-Term Plan became effective upon its adoption by the Board, subject to shareholder approval at the Annual Meeting.

New Plan Benefits

     It is not possible to determine the benefits or amounts that will be received by any executive for the current performance period because the amount, if any, payable will depend upon the extent to which the executive satisfies the performance targets determined by the Committee at the beginning of the period. As to benefits or amounts that will be received by any executive for future performance periods, such determination cannot be made for the additional reason that the performance targets for such future periods will not be determined by the Committee until the beginning of each period.

     In establishing the Long-Term Plan for the 1997-99 performance period, the Committee established the following maximum number of shares of common stock (adjusted for the 1997 stock split) which may be earned by Group A participants for such period: Mr. McKinney, 15,000 shares; Mr. Melton, 15,000 shares; and Ms.
McKinney, 6,250 shares. (The maximums are subject to further adjustment for stock splits occurring after February 12, 1998, including the recently announced six-for-five share stock dividend.) In addition, it included tax gross-up rights with respect to the full amount of the shares so allocated. The Committee established the maximum incentive amount which may be earned by any Group B participant for such period as an amount equal to 50% of the participant's average annual rate of base salary in effect during the performance period. As adopted for the 1997-99 performance period, the Long-Term Plan has interim performance goals which must be attained during each of the years 1997 through 1999, inclusive, as well as overall goals which must be attained for the entire period. The Committee has determined that the interim performance goals for 1997 were satisfied and, accordingly, that the incentive amounts for the 1997-99 performance period still may be earned, provided the performance goals for 1998 and 1999 and the overall goals for the entire period are met.

     Any shareholder may request and receive a copy of the 1998
Plan from the Corporation's Secretary, 2800 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204

  The Board of Directors unanimously recommends that shareholders vote in favor of this Proposal.



        APPOINTMENT OF AUDITORS

     The Corporation's financial statements for the year ended
December 31, 1997 were audited by KPMG Peat Marwick LLP ("Peat
Marwick"). The Corporation has selected Peat Marwick as its independent auditors for the fiscal year ending December 31, 1998. Representatives of Peat Marwick are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  SECTION 16(a) BENEFICIAL OWNERSHIP
         REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders (the "Reporting Persons") are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Corporation, the Corporation believes that during 1997 all Reporting Persons complied with the filing requirements of Section 16(a).

             ANNUAL REPORT

     A copy of the Corporation's Annual Report for the year ended
December 31, 1997 has been provided to all shareholders as of the record date. The Annual Report is not to be considered as proxy solicitation material.

             OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

       EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Corporation. The Corporation does not expect that the solicitation will be made by specially engaged employees or paid solicitors. Although the Corporation might use such employees or solicitors if it deems them necessary, no arrangements or contracts have been made with any such employees or solicitors as of the date of this statement. In addition to the use of the mails, solicitation may be made by telephone, telegraph, cable or personal interview. The Corporation will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse such record holders for their reasonable expenses incurred in doing so.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
Whether or not you attend the meeting, you are urged to execute and return the proxy.

                                 For the Board of Directors,

                                 /s/ Robert H. McKinney

                                 Robert H. McKinney
                                 Chairman

March 12, 1998

[LOGO OF THE BANK]

Principal Subsidiary of First Indiana Corporation

[FORM OF PROXY CARD]


                                                             PLEASE MARK,
                                                        SIGN, DATE AND RETURN
                                                        THE PROXY CARD PROMPTLY
PROXY                   FIRST INDIANA                   USING THE ENCLOSED
                        CORPORATION                         ENVELOPE
                        135 North Pennsylvania Street
                        Indianapolis, Indiana 46204



            This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on April 16, 1998

        The undersigned hereby appoints Marni McKinney, Robert H. McKinney and Michael L. Smith, and each of them, attorneys-in-fact and proxies, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 16, 1998 at 9:00 a.m. E.S.T., and at any adjournments or postponements of the Annual Meeting, and to vote as specified below all shares of the Common Stock of First Indiana Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting.

1.   ELECTION OF DIRECTORS

      h  FOR all nominees listed below            WITHHOLD AUTHORITY
      (except as marked to the contrary below)    to vote for all nominees


          Nominees for a term of three years:
Robert H. McKinney, Owen B. Melton, Jr. and Michael L. Smith
(To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
________________________________________________________________________

2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      h  FOR                            AGAINST                       ABSTAIN

3.   APPROVAL OF THE CORPORATION'S 1998 STOCK INCENTIVE PLAN

      h  FOR                            AGAINST                       ABSTAIN

4.   APPROVAL OF THE CORPORATION'S LONG-TERM MANAGEMENT INCENTIVE
     PLAN

      h  FOR                            AGAINST                       ABSTAIN

5. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.



                                   THE UNDERSIGNED ACKNOWLEDGES
                                   RECEIPT OF THE NOTICE OF ANNUAL
                                   MEETING OF SHAREHOLDERS, PROXY
                                   STATEMENT AND ANNUAL REPORT.

                                   Signature(s)





                                   Please sign exactly as your
                                   name appears.  Joint owners
                                   should each sign personally.
                                   Where applicable, indicate your
                                   official position or representative
                                   capacity.

                                   Dated               ,1998

         [NAME/ADDRESS]

                                   REVOCABLE PROXY

      FIRST INDIANA CORPORATION
      1998 STOCK INCENTIVE PLAN

          Table of Contents
                                                                Page
ARTICLE I  GENERAL
 1.1  Purpose                                                     1
 1.2  Administration                                              1
 1.3  Persons Eligible for Awards                                 3
 1.4  Types of Awards Under Plan                                  3
 1.5  Shares Available for Awards                                 3

ARTICLE II AWARDS UNDER THE PLAN
 2.1  Agreements Evidencing Awards                                5
 2.2  No Rights as a Shareholder                                  5
 2.3  Grant of Stock Options, Stock
      Appreciation Rights and Dividend
      Equivalent Rights                                           5
 2.4  Exercise of Options and Stock
      Appreciation Rights                                         7
 2.5  Termination of Continuous Status                            8
 2.6  Grant of Restricted Stock                                   10
 2.7  Grant of Restricted Stock Units                             12
 2.8  Other Stock-Based Awards                                    12
 2.9  Grant of Dividend Equivalent Rights                         12
 2.10 Deferral                                                    13
 2.11 Right of Recapture                                          13

ARTICLE III     MISCELLANEOUS
 3.1  Amendment of the Plan; Modification of
      Awards                                                      13
 3.2  Tax Withholding                                             14
 3.3  Nonassignability                                            14
 3.4  Requirement of Notification of Election
      Under Section 83(b) of
      the Code                                                    15
 3.5  Requirement of Notification Upon
      Disqualifying Disposition Under
      Section 421(b) of the Code                                  15
 3.6  Right of Discharge Reserved                                 15
 3.7  Nature of Payments                                          15
 3.8  Non-Uniform Determinations                                  16
 3.9  Other Payments or Awards                                    16
 3.10 Dissolution, Liquidation, Merger                            16
 3.11 Section 162(m)                                              17
 3.12 Successors and Assigns                                      17
 3.13 Designation of Beneficiary                                  17
 3.14 Settlement by Subsidiaries                                  18
 3.15 Expenses                                                    18
 3.16 Arbitration                                                 18
 3.17 Sections Headings                                           19
 3.18 Effective Date and Term of Plan                             19
 3.19 Governing Law                                               19

ARTICLE IV DEFINITIONS
 4.1  "Award"                                                     19
 4.2  "Board"                                                     19
 4.3  "Cause"                                                     19
 4.4  "Change of Control"                                         20
 4.5  "Compensation Committee"                                    22
 4.6  "Consultant"                                                22
 4.7  "Continuous Status"                                         22
 4.8  "Disability"                                                23
 4.9  "Exempt Descendant"                                         23
 4.10 "Exempt Person"                                             23
 4.11 "Fair Market Value"                                         23
 4.12 "Incentive Stock Option"                                    24
 4.13 "Non-Qualified Stock Option"                                24
 4.14 "Subsidiary"                                                24


      FIRST INDIANA CORPORATION

      1998 STOCK INCENTIVE PLAN


 The Board of Directors of First Indiana
Corporation (the "Corporation") has established the following Stock Incentive Plan (the "Plan") for employees and directors of the Corporation and its Subsidiaries. All capitalized terms used in the Plan have the meanings given them in Article IV.


             ARTICLE I
               General


1.1   Purpose

 The purpose of the First Indiana Corporation
1998 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, the Corporation and its Subsidiaries
(collectively, the "Employers") an incentive (a) to enter into and remain in the service of the Employers, (b) to enhance the long-term performance of the Employers, and (c) to acquire a proprietary interest in the Corporation.

1.2   Administration

 1.2.1     This Plan shall be administered by the
Compensation Committee. It is contemplated that the Compensation Committee will consist of two or more members of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to Awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by another committee of the Board comprised solely of "non-employee directors." To the extent required for compensation realized from Awards under the Plan to be deductible by the Employers pursuant to Section 162(m) of the Internal Revenue
Code of 1986 (the "Code"), the members of the Compensation Committee shall be "outside directors" within the meaning of Section 162(m).

 1.2.2 Subject to the provisions of the Plan and directions from the Board, the Compensation
Committee is authorized to:

      (a) determine the persons to whom
Awards are to be granted;

      (b) determine the type of Award to be
granted, the number of shares of Common Stock to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, any restrictions on the exercise of the Award, and any restrictions upon shares of Common
Stock acquired pursuant to the exercise of any Award;

      (c) provide for the extension of the
exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provisions of the Plan or in any Award, and to amend or modify any Award provided such amendment or modification either is not adverse to or is consented to by the grantee thereof;

      (d) conclusively interpret the provisions of the Plan and any Plan Agreement executed pursuant to Section 2.1;

      (e) prescribe, amend and rescind rules
and regulations relating to the Plan (including rules governing its own operations) or make individual decisions as questions arise, or both;

      (f) correct any defect, supply any
omission or reconcile any inconsistency in the Plan;

      (g) amend the Plan to reflect changes in applicable law;

      (h) delegate to one or more officers of
the Corporation or a Subsidiary some or all of its authority under the Plan;

      (i) employ such legal counsel,
independent auditors and consultants as it deems desirable for the administration of the Plan and rely upon any opinion or computation received therefrom;

      (j) make all other determinations and
take all other actions necessary or advisable for the administration of the Plan.

 1.2.3     The determination of the Compensation
Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

 1.2.4     No member of the Compensation
Committee shall be liable for any action or determination made in good faith, and the members of such Committee shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws as amended from time to time. In the performance of its responsibilities with respect to the Plan, such Committee shall be entitled to rely upon information and advice furnished by the Corporation's officers, the Corporation's accountants, the Corporation's counsel and any other party such Committee deems necessary, and no member of such Committee shall be liable for any action taken or not taken in reliance upon any such advice.

1.3   Persons Eligible for Awards

 Awards under the Plan may be made to such directors, officers and other employees of the Employers (including prospective employees conditioned on their becoming employees) and to such Consultants to the Employers (collectively, "eligible persons") as the Compensation Committee in its discretion shall select.

1.4   Types of Awards Under Plan

 Awards may be made under the Plan in the form of (a) Incentive Stock Options (within the meaning of
Section 422 of the Code), (b) Non-Qualified Stock
Options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and (g) other stock-based compensation, all as more fully set forth in Article II. No Incentive Stock
Option may be granted to a person who is not an employee of an Employer on the date of grant.

1.5   Shares Available for Awards

 1.5.1     The maximum number of shares of
Common Stock that may be issued pursuant to this Plan is 525,000, subject to adjustment in accordance with Section 1.5.3. Shares issued pursuant the Plan may be authorized but unissued shares or reacquired shares, including shares purchased on the open market.
If any Award is canceled or forfeited, or terminates for any other reason without all of the shares covered thereby being issued or settled in cash, then the shares as to which the Award is canceled or forfeited or so terminates may again be awarded pursuant to the Plan.
Restricted shares issued under this Plan that are repurchased by the Corporation, pursuant to an exercise of its repurchase rights under the applicable
Plan Agreement, for the same price for which they were sold to the grantee, shall be deemed forfeited for purposes of the foregoing and be available for reissuance pursuant to subsequent Awards. If previously acquired shares of Common Stock are delivered to the Corporation in full or partial payment of the exercise price for the exercise of an option granted under this Plan, the number of shares available for future Awards under this Plan shall be reduced only by the net number of shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of shares or by cash or other consideration shall be counted against the maximum number of shares that may be issued under this Plan, even though the Award ultimately is satisfied by the payment of consideration other than shares, as, for example, when an option is granted in tandem with a stock appreciation right that is settled by a cash payment of the stock appreciation. However, Awards will not reduce the number of shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares, as, for example, a stock appreciation right that may be satisfied only by the payment of cash. Shares of Common Stock issued in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of an unrelated entity shall not reduce the maximum number of shares available for issuance under this Plan, to the extent such settlement, assumption or substitution is made in connection with an Employer's acquisition of such unrelated entity or an interest in such unrelated entity.

 1.5.2     In no event may any eligible person be
granted Awards in any calendar year with respect to more than 50,000 shares of Common Stock, subject to adjustment from time to time in accordance with
Section 1.5.3.  The number of shares relating to an
Award that is granted in a calendar year to an eligible person and that subsequently is forfeited, canceled or otherwise terminated shall continue to count toward such limitation in such calendar year.

 1.5.3     Subject to any required action by the
shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one employee, and the price per share of Common Stock covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock, the record date for which is after January 22, 1998, effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. Such adjustment shall be made by the Compensation
Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

 1.5.4     Except as provided in this Section 1.5
and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to Awards to any individual under the Plan.


              ARTICLE II
        Awards under the Plan

2.1   Agreements Evidencing Awards

 Each Award granted under the Plan (except an Award of unrestricted stock) shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Compensation
Committee in its discretion deems necessary or desirable. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2   No Rights as a Shareholder

 No grantee of an option or stock appreciation right (or other person having the right to exercise such Award) shall have any of the rights of a shareholder of the Corporation with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3   Grant of Stock Options, Stock Appreciation
Rights and Dividend Equivalent Rights

 2.3.1     The Compensation Committee may
grant Incentive Stock Options and Non-Qualified Stock
Options (collectively, "options") to purchase shares of Common Stock from the Corporation, to such eligible persons, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. The grantee and the Corporation shall enter into separate Plan Agreements for Incentive Stock
Options and Non-Qualified Stock Options. At any time and from time to time, the grantee and the Corporation may agree to modify a Plan Agreement in order that an Incentive Stock Option may be converted to a Non-Qualified Stock Option.

      2.3.2     The Compensation Committee may
grant stock appreciation rights to such eligible persons, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a Non-Qualified Stock Option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an Incentive Stock
Option may be granted only at the time of grant of such option.

 2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Corporation an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan
Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Except as otherwise provided in the applicable Plan Agreement, payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Compensation Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

 2.3.4     Each Plan Agreement with respect to an
option shall set forth the amount (the "option exercise price") payable by the grantee to the Corporation upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

 2.3.5     Each Plan Agreement with respect to an
option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Compensation
Committee in its discretion; provided, however, that no Incentive Stock Option (or a stock appreciation right granted in connection with an Incentive Stock Option) shall be exercisable more than 10 years after the date of grant.

 2.3.6     The Compensation Committee may in its
discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section
2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option.
The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market
Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market
Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

 2.3.7     To the extent that the aggregate Fair
Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive
Stock Options granted under this Plan and all other plans of the Employers are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as Non-Qualified Stock
Options.

 2.3.8     Notwithstanding the provisions of
Sections 2.3.4 and 2.3.5, to the extent required under
Section 422 of the Code, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her Employer or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section
422(b)(6) of the Code) unless (a) at the time such Incentive Stock Option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the Incentive Stock
Option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

 2.3.9     The Compensation Committee, in its
sole discretion, may include a provision in the Plan
Agreement for any Non-Qualified Stock Option that provides for a cash payment, by the Corporation or employing Subsidiary to the grantee, as soon as practicable after the exercise thereof, of an amount equal to all or a portion of the tax benefit to be received by the Corporation or its Subsidiaries attributable to the federal income tax deduction resulting from the exercise of such Non-Qualified Stock Option.

2.4   Exercise of Options and Stock Appreciation
Rights

 2.4.1     Subject to the provisions of this Article
II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

 2.4.2     Unless the applicable Plan Agreement
otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares).
A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Corporation, on such form and in such manner as the Compensation Committee shall prescribe.

 2.4.3     Any written notice of exercise of an
option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Corporation) for the full option exercise price; or (b) unless the applicable Plan
Agreement provides otherwise, by delivery of shares of Common Stock acquired at least six months prior to the option exercise date and having a Fair Market
Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Corporation) for any remaining portion of the full option exercise price; or (c) at the discretion of the Compensation Committee and to the extent permitted by law, by such other provision as the Compensation
Committee may from time to time prescribe.

 2.4.4     Promptly after receiving payment of the
full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Corporation shall, subject to the provisions of Section
3.2 (relating to certain tax withholding requirements), deliver to the grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Corporation to deliver the certificate(s) to the optionee's stockbroker.

2.5   Termination of Continuous Status

 2.5.1     Upon termination of the grantee's
Continuous Status other than for Cause, and other than by reason of the grantee's death or Disability, the grantee of an option or stock appreciation right may exercise the same within such period of time as is specified in the applicable Plan Agreement to the extent that he or she is entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of such option or stock appreciation right as set forth in such Plan Agreement).
In the absence of a specified time in the Plan
Agreement, such option or stock appreciation right shall remain exercisable for three months following such termination. If, on the date of termination, the grantee is not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall revert to the Plan.
If, after termination, the grantee does not exercise such option or stock appreciation right within the applicable time period or such longer period as the Compensation
Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan.
Notwithstanding the above, in the event the Corporation is involved in a merger as a result of which grantees are precluded from selling shares of the acquiring or successor company until the publication of financial results covering post-merger combined operations ("Pooling Restrictions"), options held by grantees subject to such Pooling Restrictions shall remain exercisable until five business days after the expiration of such Pooling Restrictions (but not beyond the original term of the option), notwithstanding an earlier termination of such grantee's Continuous Status.

 2.5.2 Notwithstanding the above, in the event of a grantee's change in status from one relationship with the Employers to another, the grantee's
Continuous Status shall not automatically terminate solely as a result of such change in status. In the event a grantee ceases to be an Employee but retains
Continuous Status, an Incentive Stock Option held by that grantee shall cease to be treated as an Incentive
Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such termination of employment.

 2.5.3     Upon termination of a grantee's
Continuous Status as a result of the grantee's Disability, the grantee of an option or stock appreciation right may exercise the same at any time within twelve months from the date of termination (or within such longer or shorter period of time as the applicable Plan Agreement may specify or such longer period of time as the Compensation Committee may allow), but only to the extent that the grantee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the option or stock appreciation right as set forth in the applicable Plan
Agreement). If, on the date of termination, the grantee is not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall revert to the Plan.
If, after termination, the grantee does not exercise such option or stock appreciation right within the applicable time period or such longer period as the Compensation
Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan.

 2.5.4     In the event of the grantee's death, an
option or stock appreciation right may be exercised at any time within twelve months following the date of death (or within such longer or shorter period of time as the applicable Plan Agreement may specify or such longer period of time as the Compensation Committee may allow), but only to the extent that the grantee was entitled to exercise the same on the date of his or her death, and in no event later than the expiration of the term of the option or stock appreciation right as set forth in the applicable Plan Agreement. If, at the time of death, the grantee was not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall immediately revert to the Plan. If, after death, such option or stock appreciation right is not exercised within the applicable time period or such longer period as the Compensation Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan. If the grantee's estate or a person who acquired the right to exercise the option by bequest or inheritance does not exercise the option with the time specified herein, the option shall terminate, and the Shares covered by such option shall revert to the Plan.

 2.5.5     Any exercise of an option or stock
appreciation right following the grantee's death shall be made only by the grantee's beneficiary, or by the legatee thereof under the grantee's last will if no validly designated beneficiary survives the grantee and such will specifically disposes of such Award, or by the grantee's personal representative if no validly designated beneficiary and no such specific legatee survives the grantee. If a grantee's beneficiary, specific legatee or personal representative shall be entitled to exercise any option or stock appreciation right pursuant to the preceding sentence, such beneficiary, specific legatee or personal representative shall be bound by all the terms and conditions of the Plan and the applicable
Plan Agreement which would have applied to the grantee.

 2.5.6      Anything herein to the contrary
notwithstanding, no option or stock appreciation right may be exercised after the grantee's Continuous Status is terminated or deemed to have been terminated for Cause as provided in Section 4.3.

2.6   Grant of Restricted Stock

 2.6.1     The Compensation Committee may
grant restricted shares of Common Stock to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Awards of restricted stock may be made independently of or in connection with any other Award under the Plan. In addition, such Awards may be made in combination with awards under other incentive plans of the Corporation, and any performance goals and standards adopted for purposes of such other plans may be incorporated and applied for purposes of the Award as conditions which must satisfied in order for the shares covered by the Award to become nonforfeitable and transferable. The grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee (i) accepts the Award within such period as the Compensation
Committee shall specify by executing a Plan Agreement in such form as the Compensation Committee shall determine and (ii) makes payment to the Corporation by certified or official bank check (or the equivalent thereof acceptable to the Corporation) of the purchase price, if any, for the shares covered by the Award in such amount as the Compensation Committee may determine.

 2.6.2     Promptly after a grantee accepts a
restricted stock Award, the Corporation shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the Award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Corporation repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Compensation
Committee in its discretion may include in the applicable Plan Agreement.

 2.6.3     Unless the Compensation Committee
shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Corporation until such shares are free of any restrictions specified in the applicable Plan
Agreement.

 2.6.4     Shares of restricted stock may not be
sold, assigned, transferred, pledged or otherwise encumbered or disposed of, except as specifically provided in this Plan or the applicable Plan Agreement.
The Compensation Committee shall specify in the applicable Plan Agreement the date or dates and the conditions (which may depend upon or be related to the attainment of performance goals, maintaining
Continuous Status and other conditions) on which the foregoing transfer restrictions shall lapse and the restricted stock shall vest. Unless the applicable Plan
Agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

 2.6.5     Except as otherwise specified in the
applicable Plan Agreement, shares covered by an Award of restricted stock shall be forfeited if and when, during the restricted period as to such shares, and prior to the vesting of such shares, the grantee's Continuous Status terminates or any condition to which the vesting of such shares is subject can no longer be satisfied. It is contemplated that a Plan Agreement (i) may provide for the grantee to vest as to a pro rata portion of an Award of restricted stock if the termination of his or her Continuous Status is due to death, Disability or retirement after age 62 and completing five years of service, (ii) may permit the grantee, in the event of a Change of Control of the Corporation occurring during the applicable restricted period, to elect to become vested as to a pro rata portion of an Award of restricted stock and to forfeit the balance of the Award, and (iii) may provide for an Award to become fully vested in certain events upon the occurrence of a Change of Control. In all events, however, shares covered by an Award of restricted stock shall be forfeited if, during the restricted period as to such shares, the grantee's Continuous Status is terminated for Cause.

 2.6.6     If and when shares covered by an Award
of restricted stock are forfeited, the grantee shall be deemed to have resold such shares to the Corporation at the lesser of the purchase price paid by the grantee
(such purchase price shall be deemed to be zero dollars if no purchase price was paid) or the Fair Market Value of such shares on the date of such forfeiture. The
Corporation shall pay such amount to the grantee as soon as is administratively practical. Such shares shall cease to be outstanding, and shall no longer confer on the grantee any rights as a stockholder of the Corporation, from and after the date of such forfeiture.

 2.6.7     Except as otherwise provided in the
applicable Plan Agreement or an agreement entered into pursuant to Section 2.10, at the end of the period during which shares covered by an Award of restricted stock are subject to forfeiture or restrictions on transfer, any of such shares that have not been forfeited shall become nonforfeitable and fully transferable.

2.7   Grant of Restricted Stock Units

 2.7.1     The Compensation Committee may
grant Awards of restricted stock units to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other
Award under the Plan.

 2.7.2     At the time of grant, the Compensation
Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's Continuous Status for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and canceled. The
Compensation Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units.

 2.7.3     At the time of grant, the Compensation
Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Corporation shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Compensation Committee shall specify the purchase price, if any, to be paid by the grantee to the Corporation for such shares of Common
Stock.

2.8   Other Stock-Based Awards

 The Board may authorize other types of
stock-based Awards (including the grant of unrestricted shares), which the Compensation Committee may grant to such eligible persons, and in such amounts and subject to such terms and conditions, as the Compensation Committee shall in its discretion determine, subject to the provisions of the Plan. Such
Awards may entail the transfer of actual shares of Common Stock to grantees, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9   Grant of Dividend Equivalent Rights

 The Compensation Committee may in its
discretion include in the Plan Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid on the shares of Common
Stock covered by such Award, during the time such Award is outstanding and unexercised, if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Compensation
Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise or vesting of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Compensation Committee shall deem appropriate.

2.10  Deferral

 If permitted by the Compensation Committee, a grantee may elect to enter into a written agreement with his or her Employer providing for the deferral of any form of payment hereunder (whether in the form of cash or Common Stock), subject to such terms and conditions as the Committee may deem appropriate.

2.11  Right of Recapture

 If at any time within one year after the date on which a grantee exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a grantee in connection with any other stock-based Award (each of which events is a "Realization Event"), (a) the grantee's
Continuous Status is terminated for Cause or (b) the grantee engages in any activity which the Compensation Committee determines (i) was deliberate and (ii) resulted in and was intended to result in demonstrable material harm to the Corporation or any Subsidiary, then any gain ("Gain") realized by the grantee from the Realization Event shall be paid by the grantee to the Corporation upon notice from the Corporation. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Employers shall have the right to offset such Gain against any amounts otherwise owed to the grantee by the Employers (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


             ARTICLE III
            Miscellaneous

3.1 Amendment of the Plan; Modification of Awards

 3.1.1     The Board may from time to time
suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the Award). For purposes of this Section 3.1, any action of the Board or the Compensation
Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any grantee.

 3.1.2     Shareholder approval of any amendment
shall be obtained to the extent necessary to comply with
Section 422 of the Code (relating to Incentive Stock
Options) or other applicable law or regulation.

 3.1.3     The Compensation Committee may
amend any outstanding Plan Agreement (including, without limitation, an amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised) or may waive or amend any goals, restrictions or conditions set forth in the Plan Agreement. However, any such amendment (other than an amendment pursuant to Section 3.10, relating to dissolution, liquidation or merger of the Corporation) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the Award).

3.2   Tax Withholding

 3.2.1     As a condition to the receipt of any
shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Employers relating to an Award (including, without limitation, FICA tax), the Employers shall be entitled to require that the grantee remit to the Employers an amount sufficient in the opinion of the Employers to satisfy such withholding obligation.

 3.2.2     If the event giving rise to the
withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Employers withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined
(and any fractional share amount shall be settled in cash).

3.3   Nonassignability

 Except to the extent otherwise provided in the applicable Plan Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4   Requirement of Notification of Election Under
Section 83(b) of the Code

 If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section
83(b)), such grantee shall notify the Corporation of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section
83(b).

3.5   Requirement of Notification Upon Disqualifying
      Disposition Under Section 421(b) of the Code

 If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), such grantee shall notify the Corporation of such disposition within 10 days thereof.

3.6   Right of Discharge Reserved

   Nothing in the Plan shall confer upon any employee of the Corporation or any Subsidiary any right to continued employment with the Corporation or such Subsidiary or interfere in any way with the right of the Corporation or such Subsidiary to terminate the employment of any of its employees at any time, with or without cause, in accordance with applicable laws and any applicable employment agreement.

3.7   Nature of Payments

 3.7.1     Any and all grants of Awards and
issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Employers by the grantee.

 3.7.2     All such grants and issuances shall
constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Employers or under any agreement between an Employer and the grantee, unless such plan or agreement specifically provides otherwise.

3.8   Non-Uniform Determinations

 The Compensation Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Compensation Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 4.7.

3.9   Other Payments or Awards

 Nothing contained in the Plan shall be deemed in any way to limit or restrict the Employers from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10  Provisions Applicable Upon Change of Control

 3.10.1    If a Change of Control occurs after the
grant of an option or stock appreciation right hereunder, such Award shall continue in effect according to its terms or, if there is a successor employer, there shall be substituted for such option or right an equivalent option or right relating to the stock of the successor employer or a parent of the successor employer. In the event the grantee's Continuous Status is terminated by his or her Employer or its successor without cause, as defined for purposes of any written agreement under which the grantee is employed by such Employer or its successor, or by the grantee for good reason, as defined for purposes of any such agreement, prior to the end of the employment term provided in any such agreement, the option or right or the substitute option or right shall become and remain fully exercisable for the remainder of the term thereof, notwithstanding such termination of Continuous Status.

 3.10.2    If a Change of Control occurs after the
grant of restricted stock hereunder, such Award shall continue in effect according to its terms or, if there is a successor employer, there shall be substituted for the restricted stock covered by such Award restricted stock of the successor employer or a parent of the successor employer having the same value, as of the effective date of such Change of Control, as the restricted stock of the predecessor for which it is substituted. In the event the grantee's Continuous Status is terminated by his or her Employer or its successor without cause, as defined for purposes of any written agreement under which the grantee is employed by such Employer or its successor, or by the grantee for good reason, as defined for purposes of any such agreement, prior to the end of the employment term provided in any such agreement, such restricted stock or substituted restricted stock shall become and remain fully vested and transferable, notwithstanding such termination of Continuous Status.


 3.10.3    Nothing contained in the Plan shall be
construed to give a grantee the right to enjoin the Corporation or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on Awards made under the Plan. Any right of a grantee, beneficiary or other person respecting such a corporate action shall be limited to a claim for actual damages and attorneys fees.

3.11  Section 162(m)

 If this Plan is subject to Section 162(m) of the Internal Revenue Code, it is intended that the Plan meet all of the requirements of such section so that options and stock appreciation rights granted hereunder and, if determined by the Compensation Committee, restricted stock and restricted stock units granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not permit the Plan to comply with such section, such provision shall be construed or deemed amended to conform to the requirements of such section; provided that no such construction or amendment shall have an adverse impact on the economic value to the grantee of any Award previously granted hereunder.

3.12  Successors and Assigns

 Awards under the Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries. In the event of a sale of substantially all of the assets of the Corporation or a Subsidiary, or a merger, consolidation or share exchange involving the Corporation, all obligations of the Corporation or such Subsidiary under the Plan with respect to Awards granted hereunder shall be binding on the successor to the transaction. Employment of a grantee with such successor shall be considered employment with the Corporation or such Subsidiary for purposes of the Plan.

3.13  Designation of Beneficiary

 A grantee may designate a beneficiary or beneficiaries to receive any payments which may be made following the grantee's death. Such designation may be changed or canceled at any time without the consent of such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Compensation Committee and shall not be effective until received by the Compensation
Committee. If a grantee does not designate a beneficiary, or if the designated beneficiary or beneficiaries predecease the grantee, any payments which may be made following the grantee's death shall be made to the grantee's estate.

3.14  Settlement by Subsidiaries

 Settlement of Awards held by employees of a Subsidiary shall be made by and at the expense of the Subsidiary.

3.15  Expenses

 The costs and expenses of administering the Plan shall be borne by the Corporation.

3.16  Arbitration

 To the extent any determination of the
Compensation Committee relating to an Award is challenged as nonbinding, arbitrary and capricious or otherwise subject to judicial review, the parties to the Award (the grantee or his or her assignee, beneficiary, legatee, guardian or personal representative being one of the parties, and any or all of the Corporation, the employing Subsidiary, any Successor to the Corporation or the employing Subsidiary, and the Compensation Committee being the other party) shall be required to have the challenge settled through binding arbitration pursuant to the American
Arbitration Association's rules of commercial arbitration which are then in effect. The location of all arbitration proceedings shall be Indianapolis, Indiana.
One arbitrator shall be selected by the parties and shall be a current or former executive officer (vice president or higher) of a publicly-traded corporation. In the event the parties are unable mutually to agree upon a person to act as the arbitrator, or in the event a mutually-agreed upon arbitrator shall fail to accept the appointment by the parties, the parties jointly shall request from the American Arbitration Association a list of the names of five persons who would be qualified to act as an arbitrator under this section. The selection of the final arbitrator then shall be achieved by each party alternately striking a name, with the party consisting of those aligned against the grantee (or his or her assignee, beneficiary, legatee, guardian or personal representative) going first, until one name remains. In the event the parties mutually agree that the five names submitted by the American Arbitration Association are unsatisfactory, they jointly may request a second list of five names from the American Arbitration Association and final selection shall be achieved through the procedure set out herein. The decision of the arbitrator shall be final and binding upon both parties, and any award entered by the arbitrator shall be final, binding and non-appealable and judgment may be entered thereon by either party in accordance with the applicable law in any court of competent jurisdiction.
The arbitrator shall not have authority to modify any provision of this Plan, to award any benefit in a form not authorized under this Plan and the applicable Plan
Agreement, or to review any exercise by the Compensation Committee of its discretionary authority under the Plan otherwise than on grounds of its being arbitrary and capricious or constituting an abuse of discretion. The Corporation shall be responsible for all of the reasonable expenses of the American Arbitration
Association, the arbitrator and the conduct of the selection and the arbitration procedures set forth in this clause, including reasonable attorneys' fees and expenses incurred by either party which are associated with the arbitration procedure through the time the final arbitration decision or award is rendered. This arbitration provision shall be specifically enforceable.

3.17  Section Headings

 The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.18  Effective Date and Term of Plan

 3.18.1    The Plan was adopted by the Board on
January 22, 1998, subject to approval by the Corporation's shareholders. The Plan shall become effective on the day following its approval by the stockholders (the "Effective Date").

 3.18.2    Unless sooner terminated by the Board,
the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate on the day before the tenth anniversary of the adoption of the Plan by the Board, and no Incentive Stock Option Awards shall thereafter be made under the Plan. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan
Agreements.

3.19  Governing Law

 All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Indiana, without giving effect to principles of conflict of laws.

             ARTICLE IV
             Definitions

 4.1  "Award" means a grant made under this
Plan of Incentive Stock Options, Non-Qualified Stock
Options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, or other stock-based compensation.

 4.2  "Board" means the Board of Directors
of the Corporation.

 4.3  "Cause," when used in connection with
termination of a grantee's employment or Continuous
Status, shall have the meaning set forth in any then-effective employment agreement between the grantee and his or her Employer. In the absence of such an employment agreement provision, "Cause" means: (a) conviction of any crime (whether or not involving an Employer) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, an Employer to public ridicule or embarrassment; (d) material violation of his or her Employer's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee's duties for his or her Employer or willful or repeated failure or refusal to perform such duties. The
Compensation Committee shall have the right to determine whether the termination of a grantee's employment or Continuous Status is a dismissal for Cause and the date of termination in such a case, which date the Compensation Committee may deem to be the date of the action that is Cause for dismissal. Such determinations of the Compensation Committee shall be final, binding and conclusive.

 4.4  "Change of Control" means, with
reference to an Award hereunder, the first of the following to occur after the date of grant thereof:

      (a)  The acquisition by any individual,
entity or "group" within the meaning of Section
13(d)(3) or 14(d)(2) of the Securities Exchange Act of
1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding
Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation
Voting Securities"); provided, however, that the following acquisitions of common stock shall not constitute a Change of Control: (i) any acquisition directly from the Corporation [excluding an acquisition by virtue of the exercise of a conversion privilege by one or more Persons acting in concert, and excluding an acquisition that would be a Change of Control under
(c) below], (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation or other entity controlled by the Corporation, (iv) any acquisition by any corporation or other entity pursuant to a reorganization, merger or consolidation which would not be a Change of Control under (c) below; or (v) any acquisition by an Exempt
Person; provided further, that the applicable percentage shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt
Persons of less than 15% of the Outstanding
Corporation Common Stock or the Outstanding
Corporation Voting Securities; or

      (b)  Individuals who, as of such date of
grant, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such beginning whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened "election contest" or other actual or threatened "solicitation" (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) of proxies or consents by or on behalf of a person other than the Incumbent Board;
or

      (c)  Approval by the shareholders of the
Corporation of a reorganization, merger or consolidation, unless, following such reorganization, merger, share exchange or consolidation, (i) 75% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common
Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger, share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, share exchange or consolidation, (ii) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and any person beneficially owning, immediately prior to such reorganization, merger, share exchange or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common
Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation or other entity, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, share exchange or consolidation; provided however, that the applicable percentage for purposes of clause (ii) of this
(c) shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 15% of the Outstanding
Corporation Common Stock or the Outstanding
Corporation Voting Securities; or

      (d)  Approval by the shareholders of the
Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation or other entity, with respect to which following such sale or other disposition, (A) 75% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and
Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and
Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding
Corporation Common Stock or Outstanding
Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation; provided however, that the applicable percentage for purposes of subclause (ii)(B) of this (d) shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 15% of the Outstanding
Corporation Common Stock or the Outstanding
Corporation Voting Securities; or

      (e)  The occurrence of one transaction
or a series of transactions, which has the effect of a divestiture by the Corporation of 25% or more of the combined voting power of the outstanding voting securities of First Indiana Bank; or

      (f)  The occurrence of any sale, lease or
other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of First Indiana Bank (other than to the Corporation or one or more Exempt Persons); or

      (g)  The occurrence of one transaction
or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 20% of the outstanding voting securities of The Somerset Group, Inc. ("Somerset"), at any time when Somerset beneficially owns 10% or more of the combined voting power of the outstanding voting securities of the Corporation.

 4.5  "Compensation Committee" means the
Compensation Committee of the Board.

 4.6  "Consultant" means any person,
including an advisor, who is engaged by an Employer to render services on a regular or periodic basis and who is compensated for such services.

 4.7  "Continuous Status" means that the
Grantee's relationship with the Employers as a director, officer, employee or Consultant, is not interrupted or terminated. Continuous Status shall not be considered interrupted in the case of transfers between locations of an Employer, or between Employers, or from an Employer to any successor. The Compensation
Committee in its discretion may determine (a) whether any leave of absence constitutes a termination of Continuous Status for purposes of the Plan, (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (c) when a change in a Consultant's association with the Employers constitutes a termination of Continuous
Status for purposes of the Plan. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence is not so guaranteed, then on the 181st day of such leave any Incentive Stock Option held by the grantee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified
Stock Option.

 4.8  "Disability" means, with respect to any
termination of Continuous Status, any physical or mental impairment of a grantee which (i) prevents the grantee from doing any substantial gainful activity for which he or she is fitted by education, training or experience, and (ii) is expected to last at least 12 months from the date of such termination of Continuous Service or to result in death within such period of 12 months.

 4.9  "Exempt Descendant" means any child,
grandchild or other descendant of Robert H.
McKinney, or any spouse of any such child, grandchild or other descendant, including in all cases adoptive relationships.

 4.10  "Exempt Person" means (i) Robert H.
McKinney; (ii) Arlene A. McKinney; (iii) any Exempt
Descendant; (iv) any corporation, partnership, trust or other organization a majority of the beneficial ownership interest of which is owned directly or indirectly by one or more of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (v) any estate or other successor-in-interest by operation of law of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (vi) The Somerset Group,
Inc., so long as it is controlled by one or more individuals and entities described in (i) through (v) inclusive; and (vii) with reference to an issuer, any group within the meaning of Rule 13d-5(b) under the Exchange Act, if the majority of the shares of such issuer beneficially owned by such group is attributable to shares of such issuer which would be considered beneficially owned by individuals and entities described in (i) through (vi) inclusive absent the existence of the group.

 4.11  "Fair Market Value" means, with
reference to a share of Common Stock and a given day, the per share value of Common Stock on such day, determined as follows.

      (a) If the principal market for the
Common Stock (the "Market") is a national securities exchange or the National Association of Securities
Dealers Automated Quotation System ("NASDAQ")
National Market, the last sale price of Common Stock on such day or, if no reported sale takes place on such day, the average of the high bid and low asked price of Common Stock as reported on such Market for such day ("average price") or, if no such average price can be determined for such day, the most recent reported sale price of Common Stock within the preceding ten business days, or if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day;

      (b) If the Market is the NASDAQ
National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on such day (the
"average price"), or, if no such average price can be determined for such day, the most recent reported sale price within the preceding ten business days, or, if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day; or,

      (c) In the event that neither paragraph
(a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Compensation Committee.

 4.12 "Incentive Stock Option" means an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan
Agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock
Option.

 4.13  "Non-Qualified Stock Option" means any
option that is not an Incentive Stock Option.

 4.14  "Subsidiary" means any corporation,
partnership or other entity in which the Corporation, directly or indirectly, owns a fifty percent (50%) or greater interest.

     FIRST INDIANA CORPORATION
  LONG-TERM MANAGEMENT PERFORMANCE
           INCENTIVE PLAN



     The Board of Directors of First Indiana
Corporation (the "Corporation") has established the following Long-Term Management Performance
Incentive Plan (the "Plan") for senior executive officers of the Corporation and its wholly-owned subsidiary, First Indiana Bank (the "Bank"). All capitalized terms used in the Plan have the meanings given them in
Section 12 below


1. Purposes

     The purposes of the incentive plans of the Corporation and the Bank are to attract, retain, motivate and reward senior executive officers of the highest caliber and quality by providing them with the opportunity to earn incentive compensation directly linked to the Corporation's performance. The specific purpose of this Plan is to provide long-term incentives to Participants, based on the performance of the Corporation over a three-year Performance Period.
The object of the Plan is to ensure that the management of the Corporation is not so preoccupied meeting the annual target requirements of the annual Management
Performance Incentive Plan ("MIP") that the
Corporation's long-term growth and prosperity are jeopardized. In addition, the Board is aware of the many changes occurring in the financial services industry and desires to keep its current management team intact.


2.  Eligibility.

     Participation in the Plan is limited to senior executive officers of the Corporation or the Bank who, individually and as a management team, are in a position to contribute materially to the long-term success of the Corporation or the Bank. No such officer may participate for a given Participation Period both as a Group A Participant and as a Group B
Participant.


3. Administration

          (a) Power and Authority of the
     Committee. The Plan shall be administered by the Committee which shall have full power and authority, subject to the express provisions hereof,

               (i)  to select Participants from
          senior executive officers of the
          Corporation and the Subsidiaries;

               (ii)  to establish the Performance
          Goals for achievement during a
          Performance Period and to determine
          whether such Performance Goals have
          been achieved;

               (iii)  to determine the cash
          amount or number of shares of Common
          Stock payable in connection with an
          award;

               (iv)  to prescribe, amend and
          rescind rules and procedures relating to the Plan;

               (v)  subject to the provisions of
          the Plan and subject to such additional
          limitations and restrictions as the
          Committee may impose, to delegate to
          one or more officers of the Corporation
          or the Bank some or all of its authority under the Plan;

               (vi)  to employ such legal
          counsel, independent auditors and
          consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

               (vii)  to make all other
          determinations and to formulate such
          procedures as may be necessary or
          advisable for the administration of the
          Plan.

          (b)  Plan Construction and
     Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

          (c)  Liability of Committee. No member
     of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws as amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Corporation's officers, the Corporation's accountants, the Corporation's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.


4.  Performance Goals

          (a) Except as provided in Section 5(f)
     below regarding additional awards to Group A
     Participants, compensation under the Plan shall be paid solely on account of the attainment during the applicable Performance Period of one or more preestablished, objective Performance
     Goals. Such Performance Goals may relate to the Participant or a particular group of Participants, to the Corporation or the Bank, or to the Corporation and its Subsidiaries as a whole. The criteria with respect to which the Committee may establish Performance Goals include, without limitation, Net Income, Net
     Income Growth Rate, Return on Equity, Fair
     Market Value of Common Stock, economic
     value added, level of non-performing loans, expense management, deposits, loan originations, market share, industry leadership and organizational development.

          (b)  The Committee may establish a
     Performance Goal with various levels of
     performance, in which case the lowest level (the
     "Base Level") shall be the level which must be attained in order for any shares or incentive amount to be earned and the highest or second highest level (the "Target Level") shall be the level which must be attained in order for the full number of shares or incentive amount to be earned. In the case of Group A Participants, the Committee may provide for an "Extra
     Achievement Level," this being a level higher than the Target Level and being the level which must be attained in order for the Committee to consider an ward of extra shares. All
     Performance Goals and all levels of attainment thereof must be substantially uncertain as to outcome when established by the Committee.

          (c)  The Committee shall review the
     Performance Goals at least annually during the course of a Performance Period. If it determines, based on actual results achieved by peer group institutions during the portion of a Performance Period preceding its review, that the economic environment in which the Corporation and the Bank are operating is such that the Performance Goals previously established for such Performance Period or portion thereof are too high or too low, the Committee shall adjust the Performance Goals accordingly; provided, however, that any such adjustment shall be reported promptly to Participants and shall be made far enough before the end of the Performance Period, and at a such level, that attainment of the Performance Goal, as adjusted, is substantially uncertain as to outcome at the time of such announcement.

          (d)  The Committee may establish a
     year-by-year schedule for the attainment of a Performance Goal. For example, it may determine that ROE must be 10% for the first year of a Performance Period, 10.5% for the second year and 11% for the third year. In such a case, it shall adjust the percentages for all three years after the end of the first year and adjust the percentages for the second and third years after the second year, if, with respect to each such annual adjustment, it determines, based on its annual review of actual results achieved by peer group institutions for the prior year, that the economic environment in which the Corporation and the Bank are operating is such that the percentages previously set are too high or too low and that the adjustment is needed in order for the original intent of the Committee to be carried out. Normally, if the percentage established for first or second year, adjusted in accordance with the preceding sentence, is not attained, the shares and incentive amounts associated with the particular
     Performance Goal shall be forfeited, even though the percentage for one or both other years of the Performance Period are attained.
     However, the Committee in its discretion may reduce the percentage for the first year to match actual results and make a proportionate increase in the percentages for the second and third years, or reduce the percentage for the second year to match actual results and make a proportionate increase in the percentage for the third year, to give Participants an opportunity to make up for a failure to attain in the first or second year or both by exceeding the original percentages, as previously adjusted, for the second and third years, in the case of an adjustment for the first year, or for the third year, in the case of an adjustment for the second year. All adjustments under this paragraph shall be reported promptly to Participants and shall be made far enough before the end of the Performance Period, and at such a level, that attainment of the Performance Goal, as adjusted, is substantially uncertain as to outcome at the time of the announcement.

          (e)  In determining the extent to which a
     Performance Goal has been attained during the Performance Period or any portion thereof, the Committee shall adjust the actual results for such Performance Period or portion to eliminate the impact thereon of items that were not considered by the Committee in establishing such Performance Goal and that are deemed by the Committee to be extraordinary.

          (f) If a major change in the business of the Corporation or the Bank occurs during a Performance Period, and if the Committee determines that because of such change the Performance Goals initially established for such Performance Period are no longer appropriate, or can no longer be measured objectively on the basis of readily available financial data, the Committee may change such Performance
     Goals in such a manner as it deems appropriate;
     provided, however, that any such changes shall be reported promptly to Participants and shall be made far enough before the end of the Performance Period, and shall be of such a nature, that attainment of the Performance
     Goals, as changed, is substantially uncertain as to outcome at the time of the announcement.


5.  Awards to Group A Participants

          (a)  Performance Goals. The Committee
     shall determine in its sole discretion whether any senior executive officer of the Corporation or the Bank will have the opportunity to earn incentive compensation under the Plan as a Group A Participant during a Performance
     Period. If the Committee decides to offer such opportunity to one or more such senior executive officers, then no later than 90 days after the beginning of such Performance Period
     [or such other time as may be required or permitted under Section 162(m) of the Code], the Committee shall (i) designate each Group A
     Participant for such Performance Period, (ii) establish the number of shares of Common
     Stock which may be earned by each of such Group A Participants for such Performance
     Period, and (iii) establish for each of such Group A Participants the Performance Goals which must be attained in order for his or her shares to be earned. If two or more
     Performance Goals are specified, the Committee may assign a portion of the shares to each and provide that the portion assigned to a Performance Goal that is attained will be earned even though one or more other Performance
     Goals are not attained. Alternatively, the Committee may provide that all of the Performance Goals must be attained in order for any of the shares to be earned or that all of the shares will be earned so long as a specified number of the Performance Goals are attained.

          (b)  Maximum Limitation.  Anything in
     this Plan to the contrary notwithstanding, the maximum number of shares of Common Stock that may be earned under the Plan by any one
     Group A Participant during any one
     Performance Period shall be such number of shares as shall have an aggregate Fair Market
     Value at the beginning of such Performance
     Period of $1 million, rounded down the nearest whole number of shares.

          (c)  Following the completion of each
     Performance Period, the Committee shall certify in writing whether the applicable Performance
     Goals have been achieved for such Performance
     Period and the number of shares of Common
     Stock, if any, earned by each Group A
     Participant for such Performance Period.  If the
     Committee determines, based upon factors that it deems relevant to the assessment of the Participant's or the Corporation's performance for the Performance Period, that vesting of all shares subject to a Group A Participant's award would be inconsistent with the intent and expectations of the Committee at the time the award was made, it may reduce the number of shares as to which such Participant becomes vested by reason of such Performance Goals having been achieved; provided, however, that no such reduction shall be made unless at least one member of the Committee participating in such action was a member of the Committee when such award was made.

          (d)  Awards to Group A Participants
     will be made in the form of restricted stock grants under the Stock Option Plan. The restricted stock agreement covering the grant (i) shall be for the total number of shares which may be earned (subject to adjustment in accordance with the Stock Option Plan in the event of certain changes in the Corporation's capitalization), (ii) shall provide for a restricted period which is the same as the Performance
     Period during which the shares may be earned,
     (iii) shall set forth or incorporate by reference the Performance Goals which must be attained in order for the shares subject thereto to be earned (not forfeited) and (iv) shall provide that the shares subject thereto shall not be deemed earned until the Committee certifies pursuant to subsection (c) above that such Performance
     Goals were attained.  Awards to Group A
     Participants shall be subject not only to the terms and conditions of this Plan but also to the terms and conditions of the Stock Option Plan and the restricted stock agreements issued pursuant thereto. Accordingly, such awards and determinations regarding the extent such awards are earned shall require action by the committee administering the Stock Option Plan as well as action by the Committee administering this Plan.

          (e)  In the event of a merger,
     consolidation or combination of the
     Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), any award then outstanding to a Group A Participant thereafter shall relate to the securities, cash or other property received in exchange for the shares of Common Stock covered by the award.
     Dividends and interest received on such
     securities, cash or other property shall be payable to the Participant when and as they are received, to the same extent as dividends on such shares of Common Stock would have been payable to the Participant under the terms of the Stock Option Plan and restricted stock agreement applicable to the award. However, the securities, cash or other property received in exchange for such Common Stock shall remain subject to forfeiture, as provided in this Plan, or as provided in the Stock Option Plan or restricted stock agreement applicable to the award, to the same extent as such Common
     Stock would have been subject to forfeiture.

          (f)  If the Committee specifies an Extra
     Achievement Level with respect to a
     Performance Goal for a Performance Period, and if such Extra Achievement Level is achieved, then the Committee may distribute additional shares of Common Stock to one or more Group A Participants, not to exceed, in the case of any one Group A Participant, the excess of the maximum number of shares that could have been awarded to such Participant for such Performance Period pursuant to subsection
     5(b) above, over the number of shares actually awarded to and earned by such Participant, in each case adjusted for changes in the Corporation's capitalization in accordance with the Stock Option Plan. Additional shares so distributed may be treasury shares or shares purchased on the open market and need not be shares issued under or subject to the Stock
     Option Plan.

          (g)  In connection with an award to a
     Group A Participant, the Committee may grant the Participant a tax gross-up right. Such a right may be granted when the award is made or at any time thereafter and shall entitle the Participant to receive in cash an amount equal to the (i) the federal, state and local income taxes on ordinary income for which the Participant may be liable with respect to shares earned under the award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a gross-up basis intended to make the Participant whole on an after-tax basis after discharging all of the Participant's income tax liabilities arising from payments under this subsection (g). Such amount shall be payable by the 15th day of the fourth calendar month which begins after the end of the Performance Period for which the award is made, but not before the Committee makes its certification with respect thereto pursuant to subsection 4(c) above.
     Notwithstanding the foregoing, if a tax gross-up right is granted prior to the close of the Performance Period to which the right relates, and if the Committee thereafter determines, based upon factors that it deems relevant to the assessment of the Participant's or the Corporation's performance for such
     Performance Period, that payment of all of the amounts potentially payable under such right would be inconsistent with the intent and expectations of the Committee at the time the right was granted, it may reduce the aggregate of such amounts; provided, however, that no such reduction shall be made unless at least one member of the Committee participating in such action was a member of the Committee when such right was granted.


6.  Awards to Group B Participants

          (a)  The Committee shall determine in its
     sole discretion whether any senior executive officer of the Corporation or the Bank will have the opportunity to earn incentive compensation under the Plan as a Group B Participant during a Performance Period. If the Committee decides to offer such opportunity to one or more such senior executive officers, then no later than 90 days after the beginning of the Performance Period [or such other time as may be required or permitted under Section 162(m) of the Code], the Committee shall (i) designate each Group B Participant for such Performance
     Period, (ii) establish the aggregate of the incentive amounts (the "Pool") which may be earned by such Group B Participants for such Performance Period, and (iii) establish the Performance Goals which must be attained in order for the Pool to be earned. If two or more
     Performance Goals are specified, the Committee may assign a portion of the Pool to each and provide that the portion assigned to a Performance Goal that is attained will be earned even though one or more other Performance
     Goals are not attained. Alternatively, the Committee may provide that all of the Performance Goals must be attained in order for any of such Pool to be earned or that all of such Pool will be earned so long as a specified number of the Performance Goals are attained.

          (b)  The Pool which may be earned by
     Group B Participants during a Performance
     Period shall be expressed as a percentage of the average annual rate of base salary paid or accrued (or deemed to have been paid or accrued) to such Participants during the Performance Period [or during the portion of the Performance Period after they are designated as Group B Participants, in the case of Participants whose participation is pro-rated in accordance with subsection 6(c) below][or during the portion of the Performance Period preceding the applicable in the case of Participants electing (or deemed to have elected) to receive a Pro-Rata Award pursuant to subsection 8(b) below]. If a Group B
     Participant terminates employment prior to the end of the Performance Period otherwise than by reason of a qualifying circumstance as provided in Section 7, the Pool shall be reduced by the amount thereof attributable to the base salary paid or accrued to such Participant prior to such termination. If a Group B Participant is employed under a written employment agreement and is terminated by the Corporation, the Bank or a Successor without cause, or quits for Good Reason (as defined in such employment agreement), upon or after the occurrence of a Change of Control, and prior to the end of the term of such employment agreement, such Participant shall be deemed to have received a base salary payment on the last day of his or her employment equal to the aggregate amount of base salary that would have been paid or accrued to such Participant, at his or her base salary then in effect, from that day until the earlier of the end of such Performance Period or the end of the term of such agreement, and the Pool shall be increased by the amount of such deemed payment. Each
     Group B Participant's percentage share of the Pool shall be the portion thereof attributable to the base salary paid or accrued (or deemed to have been paid or accrued) to such Participant during the Performance Period and included in the computation of the Pool.

          (c)  The Committee may designate
     additional Group B Participants for a
     Performance Period, provided such designation is made sooner than 16 months before the end of the Performance Period. If a Group B
     Participant is designated more than one year after the beginning of the Performance Period, such participation shall be on a pro-rated basis, so that only the portion of his or her base salary paid or accrued after such designation is taken into account for purposes of determining the Pool and his or her percentage share of the Pool.

          (d)  Maximum Limitation.  Anything in
     this Plan to the contrary notwithstanding, the maximum incentive amount that may be earned under the Plan by any one Group B Participant during any one Performance Period shall be the lesser of $250,000 or 100% of the Participant's annual rate of base salary in effect at the beginning of the Performance Period.

          (e)  If the Committee determines that
     distribution of the Pool as previously
     constituted for a Performance Period would cause the consolidated per share Net Income of the Corporation and its Subsidiaries for one or more years of such Performance Period to fall substantially below historic levels, the
     Committee may reduce the aggregate of the incentive amounts which may be earned by Group B Participants during such Performance
     Period. Any such reduction shall be expressed as a percentage of the average annual rate of base salary paid or accrued (or deemed to have been paid or accrued) to Group B Participants during such Performance Period and included in the computation of the Pool for such Performance Period as previously constituted.
     Accordingly, such a reduction will not operate by itself to reduce any Group B Participant's percentage share of the Pool. The Committee may act with respect to such a reduction at any time prior to payment of such incentive amounts. Notwithstanding the foregoing, no reduction under this subsection may be made after a Change of Control with respect to a Performance Period which commenced before such Change of Control.

          (f)  Following the completion of each
     Performance Period, the Committee shall certify in writing whether the applicable Performance
     Goals have been attained for such Performance
     Period and the incentive amounts, if any, payable to each Group B Participant for such Performance Period. Subject to the maximum limitation provided in subsection 6(d) above, the Pool shall be allocated among Group B
     Participants in proportion to their respective percentage shares of the Pool. However, if the Committee determines that a particular Group
     B Participant's contribution to the attainment of the Performance Goals for the Performance
     Period was less than that of Group B
     Participants generally, it may eliminate or reduce the allocation to such Participant. Such elimination or reduction shall not have the effect of increasing the allocation to any other
     Participant; rather, it shall have the effect of reducing the distributable Pool.
     Notwithstanding the foregoing, if a Change of Control occurs after the beginning of a Performance Period and prior to the close thereof, no such elimination or reduction shall be made, and any distribution of the Pool for such Performance Period shall be made strictly on the basis of percentage shares.

          (g)  Payment of incentive amounts to
     Group B Participants shall be as soon as practicable after the Committee makes the certification provided for in subsection 6(f) above. The Committee in its sole discretion shall determine whether such incentive amounts shall be payable in cash, in the form of shares of Common Stock, or in any combination thereof.
     Settlement in the form of shares of Common
     Stock shall be based on the Fair Market Value of such shares as of the date the Committee makes the certification provided for in subsection 6(c) above. Such shares may be treasury shares or shares purchased on the open market for such purpose.


7.  Termination of Employment

     If a Participant's employment with the
Corporation and its Subsidiaries terminates during a Performance Period otherwise than by reason of a qualifying circumstance, the Participant's participation in the Plan shall terminate forthwith, and he or she shall not be entitled to receive any portion of his award for such Performance Period, except as provided in Section
8 below in the event of a Change of Control. If a Group A Participant's employment terminates during a Performance Period by reason of a qualifying circumstance, and if the Performance Goals for that Performance Period ultimately are met, the Participant shall receive his or her Pro-Rata Award for such Performance Period [or his or her Full Share, to the extent provided in subsection 8(c) below in the event of a Change of Control]. A termination shall be deemed to be by reason of a qualifying circumstance if (i) it occurs due to the Participant's death or Disability, (ii) it occurs after the Participant has attained age 62 and completed five years of service, (iii) it occurs with the consent of the Committee. A Participant who transfers to an becomes an employee of a Successor shall not be deemed to have terminated employment unless and until his or her employment with such Successor (and the successors to such Successor) terminates.

8.  Provisions Applicable Upon Change of Control.

          (a) If substantially all of the assets and business of the Bank are acquired by a Successor upon or after a Change of Control, and if any awards under the Plan are then outstanding for a Performance Period then still open, then such Successor shall be required to assume the Plan and such awards, and all rights and obligations of the Corporation and the Bank thereunder, as to all Participants who become employees of such Successor or any affiliate thereof in connection with such acquisition.
     The Corporation and the Bank, in connection with any transaction or series of transactions by which a Successor acquires substantially all of the assets and business of the Bank (whether directly or indirectly, by purchase, merger, share exchange, consolidation or otherwise), (i) shall advise such Successor of the existence of the Plan and of the terms of each award then outstanding under the Plan and (ii) shall require such Successor (A) to acknowledge that the Plan and all such awards are valid and enforceable against the Corporation and the Bank in accordance with their terms and the determinations of the Committee, (B) to assume the rights and obligations of the Corporation and the Bank with respect to the Plan and any such awards then outstanding to Participants who become employees of such Successor or any affiliate thereof, and (C) to agree to impose similar obligations upon any corporation or other entity acquiring such assets and business from such Successor or any subsequent
     Successor.

          (b)  If a Change of Control occurs after
     the beginning but not more than four months before the end of a Performance Period, a Participant may elect to receive his or her Pro-Rata
     Share for the portion of such Performance
     Period preceding the Effective Date of such Change of Control (which Pro-Rata Share then shall be payable regardless of whether the Performance Goals for such Performance
     Period ultimately are attained) in lieu of continuing his or her participation for the remainder of such Performance Period. Such an election must be made in writing to the Committee before or within 30 days after the occurrence of such Change of Control and no later than four months before the end of such Performance Period. Payment of a Participant's
     Pro-Rata Share pursuant to such an election shall be made before or within 15 days after the later of the occurrence of such Change of Control or the delivery of such writing. If such an election is made, then the Participant shall forfeit the balance of his or her award for such Performance Period, regardless of whether the Performance Goals for such Performance
     Period ultimately are achieved, unless
     subsection 8(c) applies. [A Participant who terminates employment within 30 days after the occurrence of a Change of Control shall be deemed to have made and perfected an election under this subsection at the time of such termination of employment, if he or she did not actually do so earlier.]

          (c) If a Change of Control occurs after
     the beginning but before the end of a
     Performance Period, then a Participant shall be entitled to receive his or her Full Award for such Performance Period, regardless of whether the Performance Goals for such Performance
     Period ultimately are achieved, in each of the following events:

               (i)  Upon or after such Change
          of Control, and prior to the end of such Performance Period, a Successor acquires substantially all of the assets and business of the Bank (A) without assuming (directly or through an affiliate) such award and the Plan as to such Participant or (B) if a written employment agreement between such
          Participant and the Corporation or the
          Bank is in effect or becomes effective at the time of such Change of Control, without either (I) assuming or agreeing to honor such agreement for the balance of the term thereunder or (II) entering into a new written employment agreement with such Participant which amends or supersedes such agreement.

               (ii)  Upon or after such Change
          of Control and prior to the end of such
          Performance Period, the Corporation,
          the Bank or a Successor terminates such
          Participant's employment without cause
          prior to the end of the term provided for in any written employment agreement between such Participant and the
          Corporation or the Bank that is in effect or becomes effective upon such Change of Control or in any new written agreement between such Participant and the Corporation, the Bank or a Successor which amends or supercedes any such agreement.

          (d)  If substantially all of the assets and
     business of the Bank are acquired by a
     Successor in a transaction or series of
     transactions that constitute or result in a Change of Control, it is contemplated that the Committee administering the Plan as to Participants who transfer to and become employees of such Successor or an affiliate thereof will be a Committee appointed by such Successor, and that such newly-appointed
     Committee will be able to avail itself of the authority granted under subsection 4(f) above to establish new Performance Goals that relate to the assets and business acquired from the Bank and to the role of such Participants in preserving and growing such assets and business. Anything herein to the contrary notwithstanding, in the event of a Change of Control occurring after the beginning but before the end of a Performance Period, no changes shall be made pursuant to subsections 4(c), 4(d) or (4(e) above in the Performance Goals previously established for such Performance
     Period, and no new Performance Goals shall be established pursuant to subsection 4(f) for such Performance Period, either by the Committee appointed by the Corporation or by the Committee appointed by the Successor to the Bank's assets and business, unless such changed or new Performance Goals are at least as likely to be attained as the prior Performance Goals would have been had there been no change in the business of the Corporation or the Bank and no Change of Control.


9.  Effective Date

     The Plan shall become effective upon its adoption by the Board and shall apply to all Performance Periods commencing on or after January
1, 1997, subject to its approval by the stockholders of the Corporation. Prior to such stockholder approval, the Committee may grant awards conditioned on stockholder approval. If such stockholder approval is not obtained by June 30, 1999, the Plan and any awards made hereunder shall terminate ab initio and be of no further force and effect. Notwithstanding the foregoing, the Plan shall become effective without shareholder approval, and awards made hereunder shall not be subject to termination as aforesaid, in the event a Change of Control occurs on or before June 30, 1999, and before the Plan is brought before the stockholders for approval.


10.  Amendment and Termination

     The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan;
provided, however, that no such action shall impair the rights of Participants under awards for Performance
Periods that commenced prior to the date thereof;
provided further, that amendments to the Plan shall be subject to stockholder approval to the extent required in order for benefits under the Plan to qualify as performance-based compensation under section 162(m) of the Code.


11.  Miscellaneous

     (a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. In the case of an award that is payable in shares of Common Stock, the Corporation may permit the Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Corporation to withhold shares of Common Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may establish from time to time.

     (b)  No Rights to Awards or Employment.
Except as otherwise expressly provided herein, no person shall have any claim or right to receive shares of Common Stock or incentive amounts for a Performance
Period, unless he or she is designated as a Participant for such Performance Period, and unless the Performance Goals and other conditions applicable to his or her award are satisfied in full as determined by the Committee. Nothing in the Plan shall confer upon any employee of the Corporation or any Subsidiary any right to continued employment with the Corporation or such Subsidiary or interfere in any way with the right of the Corporation or such Subsidiary to terminate the employment of any of its employees at any time, with or without cause, in accordance with applicable laws and any applicable employment agreement.

     (c) Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Corporation to pay any compensation to a Participant under the Corporation's other compensation and benefit plans and programs, including without limitation any Stock
Option Plan.

     (d)  No Limitation on Corporate Actions.
Nothing contained in the Plan shall be construed to give a Participant the right to enjoin the Corporation or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on awards made under the Plan. Any right of a Participant, beneficiary or other person respecting such a corporate action shall be limited to a claim for actual damages and attorneys fees.

     (e)  Unfunded Plan.  The Plan is intended to
constitute an unfunded plan for incentive compensation.
Prior to the payment of any award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of his or her employer. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver payment in cash or Common Stock with respect to awards hereunder.

     (f)  Successors and Assigns.  Awards under the
Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and the Bank.

     (g) Non-Transferability. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to sell, transfer, assign, pledge or otherwise encumber or dispose of the Participant's interest under the Plan.

     (g) Designation of Beneficiary. A Participant may designate a beneficiary or beneficiaries to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If a Participant does not designate a beneficiary, or if the designated beneficiary or beneficiaries predecease the Participant, any payments which may be made following the Participant's death shall be made to the Participant's estate.

     (i) Settlement by Subsidiaries. Settlement of awards held by employees of the Bank shall be made by and at the expense of the Bank.

     (j)  Expenses.  The costs and expenses of
administering the Plan shall be borne by the Corporation.

     (k) Arbitration. In the event of any disputes, differences, controversies or claims arising out of, or in connection with, an award under the Plan, other than a dispute in which the sole relief sought is an equitable remedy, such as a temporary restraining order or a permanent or temporary injunction, the parties to the award (the Corporation , the Bank or a Successor being one party, and the Participant or his or her beneficiary being the other party) shall be required to have the dispute, controversy, difference or claim settled through binding arbitration pursuant to the American
Arbitration Association's rules of commercial arbitration which are then in effect. The location of all arbitration proceedings shall be Indianapolis, Indiana.
One arbitrator shall be selected by the parties and shall be a current or former executive officer (vice president or higher) of a publicly-traded corporation. In the event the parties are unable mutually to agree upon a person to act as the arbitrator, or in the event a mutually-agreed upon arbitrator shall fail to accept the appointment by the parties, the parties jointly shall request from the American Arbitration Association a list of the names of five persons who would be qualified to act as an arbitrator under this subsection. The selection of the final arbitrator then shall be achieved by each party alternately striking a name, with the Corporation or employing Subsidiary or its successor going first, until one name remains. In the event the parties mutually agree that the five names submitted by the American Arbitration Association are unsatisfactory, they jointly may request a second list of five names from the American Arbitration Association and final selection shall be achieved through the procedure set out herein. The decision of the arbitrator shall be final and binding upon both parties, and any award entered by the arbitrator shall be final, binding and non-appealable and judgment may be entered thereon by either party in accordance with the applicable law in any court of competent jurisdiction.
The arbitrator shall not have authority to modify any provision of this Plan nor to award a remedy for any difference, dispute, controversy or claim arising under this Plan or any award hereunder other than a benefit specifically provided under or by virtue of this Plan or such award. The Corporation, the Bank or the Successor shall be responsible for all of the reasonable expenses of the American Arbitration Association, the arbitrator and the conduct of the selection and the arbitration procedures set forth in this clause, including reasonable attorneys' fees and expenses incurred by either party which are associated with the arbitration procedure through the time the final arbitration decision or award is rendered. This arbitration provision shall be specifically enforceable.

     (l) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

     (m) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with and governed by the laws of the State of Indiana, without reference to the principles of conflict of laws.

12.  Definitions

     For purposes of the Plan, the following terms shall be defined as follows:

     "Board" means the Board of Directors of the Corporation.

     "Change of Control" shall mean the first to occur of the following:

          (a)  The acquisition by any individual,
     entity or "group" within the meaning of Section
     13(d)(3) or 14(d)(2) of the Securities Exchange
     Act of 1934, as amended (the "Exchange
     Act")(a "Person") of beneficial ownership
     (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Corporation (the
     "Outstanding Corporation Common Stock") or
     (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting
     Securities"); provided, however, that the following acquisitions of common stock shall not constitute a Change of Control: (i) any acquisition directly from the Corporation
     [excluding an acquisition by virtue of the exercise of a conversion privilege by one or more Persons acting in concert, and excluding an acquisition that would be a Change of Control under (c) below], (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation or other entity controlled by the Corporation, (iv) any acquisition by any corporation or other entity pursuant to a reorganization, merger or consolidation which would not be a Change of Control under (c) below; or (v) any acquisition by an Exempt
     Person; provided further, that the applicable percentage shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 15% of the Outstanding Corporation
     Common Stock or the Outstanding Corporation
     Voting Securities; or

          (b)  Individuals who, as of the beginning
     of the Performance Period then in progress, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such beginning whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened "election contest" or other actual or threatened "solicitation" (as such terms are used in Rule 14a-11 of Regulation
     14A promulgated under the Exchange Act) of proxies or consents by or on behalf of a person other than the Incumbent Board; or

          (c)  Approval by the shareholders of the
     Corporation of a reorganization, merger or consolidation, unless, following such reorganization, merger, share exchange or consolidation, (i) 75% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger, share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, share exchange or consolidation, (ii) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and any person beneficially owning, immediately prior to such reorganization, merger, share exchange or consolidation, directly or indirectly, 25% or more of the Outstanding Corporation Common
     Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation or other entity, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, share exchange or consolidation; provided however, that the applicable percentage for purposes of clause (ii) of this (c) shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 15% of the Outstanding Corporation
     Common Stock or the Outstanding Corporation
     Voting Securities; or

          (d)  Approval by the shareholders of the
     Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation or other entity, with respect to which following such sale or other disposition,
     (A) 75% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation
     Common Stock and Outstanding Corporation
     Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and
     Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding
     Corporation Common Stock or Outstanding
     Corporation Voting Securities, as the case may
     be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation; provided however, that the applicable percentage for purposes of subclause (ii)(B) of this (d) shall be reduced from 25% to 20% in the event of the occurrence of one transaction or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 15% of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting
     Securities; or

          (e)  The occurrence of one transaction
     or a series of transactions, which has the effect of a divestiture by the Corporation of 25% or more of the combined voting power of the outstanding voting securities of the Bank; or

          (f)  The occurrence of any sale, lease or
     other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Bank (other than to the Corporation or one or more Exempt Persons);
     or

          (g)  The occurrence of one transaction
     or a series of transactions which results in the beneficial ownership by Exempt Persons of less than 20% of the outstanding voting securities of The Somerset Group, Inc. ("Somerset"), at any time when Somerset beneficially owns 10% or more of the combined voting power of the outstanding voting securities of the
     Corporation.

     "Code" means the Internal Revenue Code of
1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

     "Committee" means the Compensation
Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan. The Committee shall consist of at least two individuals, each of whom shall be qualified as an "outside director" (or shall satisfy any successor standard thereto) for purposes of Section 162(m) of the Code, and shall serve at the pleasure of the Board.

     "Common Stock" means the Common Stock
of the Corporation.

     "Disability" means eligibility for disability benefits under the terms of the Corporation's long-term disability plan in effect at the time the Participant becomes disabled.

     "Equity" means with respect to any calendar year the average stockholders' equity of the Corporation for such year as determined by the Corporation's Independent Auditors.

     "Exempt Descendant" means any child,
grandchild or other descendant of Robert H.
McKinney, or any spouse of any such child, grandchild or other descendant, including in all cases adoptive relationships.

     "Exempt Person" means (i) Robert H.
McKinney; (ii) Arlene A. McKinney; (iii) any Exempt
Descendant; (iv) any corporation, partnership, trust or other organization a majority of the beneficial ownership interest of which is owned directly or indirectly by one or more of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (v) any estate or other successor-in-interest by operation of law of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (vi) The Somerset Group,
Inc., so long as it is controlled by one or more individuals and entities described in (i) through (v) inclusive; and (vii) with reference to an issuer, any group within the meaning of Rule 13d-5(b) under the Exchange Act, if the majority of the shares of such issuer beneficially owned by such group is attributable to shares of such issuer which would be considered beneficially owned by individuals and entities described in (i) through (vi) inclusive absent the existence of the group.

     "Fair Market Value" means, with reference to a share of Common Stock and a given day, the per share value of Common Stock on such day, determined as follows.

               (a) If the principal market for the
          Common Stock (the "Market") is a
          national securities exchange or the
          National Association of Securities
          Dealers Automated Quotation System
          ("NASDAQ") National Market, the last
          sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date ("average price") or, if no such average price can be determined on such date, the most recent reported sale price within the preceding ten (10) business days, or if no such sale shall have occurred, on the next preceding day on which the average price can be determined, provided that such determination can be made with respect to the ten (10) business days preceding the applicable date;

          (b) If the Market is the NASDAQ
          National List, the NASDAQ
          Supplemental List or another market,
          the average of the high bid and low
          asked price for Common Stock on the
          applicable date (the "average price"), or, if no such average price can be determined on such date, the most recent reported sale price within the preceding ten (10) business days, or, if no such sale shall have occurred, on the next preceding day on which the average price can be determined, provided that such determination can be made with respect to the ten (10) business days preceding the applicable date; or,

          (c) In the event that neither paragraph
          (a) nor (b) shall apply, the Fair Market
          Value of a share of Common Stock on
          any day shall be determined in good
          faith by the Committee.

     "Full Award" means: (i) with reference to a Group A Participant, the full number of shares of Common Stock which may be earned by such Participant pursuant to an award made under Section 5 above, excluding, however, any additional shares which may be awarded by the Committee in its discretion for Extra Achievement; and (ii) with reference to a Group
B Participant, such Participant's percentage share of the Pool as constituted under Section 6 above.

     "Group A Participant" means, with respect to a particular Performance Period, each senior executive officer of the Corporation or the Bank whom the Committee selects to participate under Section 5 of the Plan for such Performance Period,

     "Group B Participant" means, with respect to a particular Performance Period, each senior executive officer of the Corporation or the Bank whom the Committee selects to participate under Section 6 of the Plan for such Performance Period.

     "Growth Rate" with respect to a Performance
Period means the growth rate determined by measuring the specific performance being measured during the first year of the Performance Period as compared to such performance during the calendar year immediately preceding the beginning of the Performance Period; the growth rate determined by measuring such performance during the second year of the Performance Period as compared to such performance during the first year of the Performance Period; the growth rate determined by measuring such performance during the third year of the Performance Period as compared to such performance during the second year of the Performance
Period; and then calculating a simple arithmetic average of the individual year growth rates to determine the applicable growth rate for the Performance Period.

     "Independent Auditors" means with respect to any calendar year the independent public accountants appointed by the Board of Directors of the Corporation to audit the consolidated financial statements of the Corporation on behalf of the shareholders and Board of Directors of the Corporation.

     "Net Income" means with respect to any
calendar year the consolidated net income of the Corporation for such year after provision for all costs and expenses, including the expenses incurred by the Plan, and federal, state and foreign income taxes; all as determined by the Independent Auditors.

     "Participant" means, with respect to a
Performance Period, each Group A Participant and
Group B Participant for such Performance Period..

     "Performance Goals" means the goals related to the performance criteria designated in Section 4 above, which Performance Goals will be established by the Committee for a Performance Period.

     "Performance Period" means each period of three calendar years commencing on January 1, 1997 or January 1 of every third year thereafter.

     "Plan" means this First Indiana Corporation
Long-Term Management Performance Incentive Plan, as set forth in this document, and as hereafter amended.
As implemented for a particular Performance Period, the Plan may be referred to as the Plan for the year in which such Performance Period begins. Thus, the Plan as implemented and in effect for the Performance
Period beginning January 1, 1997 and ending December
31, 1999 may be referred to as the "1997 Long-Term
Management Performance Incentive Plan."

     "Pro-Rata Award" means: (i) with reference to a Group A Participant, a fraction of the Participant's
Full Award, the numerator of which fraction is the number of full calendar months during the Performance
Period for such award (and ending prior to the last date for making the election referred to subsection 8(b) above, if such election is made by such Participant) in which the Participant was employed by the Corporation or the Bank or a Successor, and the denominator of which fraction is 36; and (ii) with reference to a Group
B Participant, the Participant's Full Award.

     "Return on Equity" or "ROE" means, with
respect to any calendar year, Net Income for such year divided by Equity for such year.

     "Stock Option Plan" means the First Indiana
Corporation 1991 Stock Option and Incentive Plan and any successor or similar plan of the Corporation.

     "Subsidiary" means (i) the Bank, or (ii) any other subsidiary of the Corporation within the meaning of section 424(f) of the Code.

     "Successor" means an entity, other than the Corporation or the Bank, which upon or after a Change of Control acquires substantially all of the assets and business of the Bank and thereafter operates the business of the Bank.

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